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                            PURSUANT TO RULE 497(h)
                          REGISTRATION NO. 333-105785
PROSPECTUS

                                  $215,000,000
                     ADVENT CLAYMORE CONVERTIBLE SECURITIES
                                AND INCOME FUND

                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                            2,150 SHARES, SERIES M7
                            2,150 SHARES, SERIES T28
                            2,150 SHARES, SERIES W7
                           2,150 SHARES, SERIES TH28
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                              --------------------

   Advent Claymore Convertible Securities and Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The
Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined herein) in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Fund's Managed
Assets will be invested in lower grade securities, although all of the Fund's assets may from time to time be invested in lower grade securities. Lower grade securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill
Companies ("S&P"), or are unrated securities of comparable quality as determined by the Fund's Advisor. Lower grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities.

    INVESTING IN THE FUND'S AMPS INVOLVES RISKS THAT ARE DESCRIBED IN "RISK
FACTORS" BEGINNING ON PAGE 23 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF
THE AMPS IS $25,000.

                              --------------------

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
                                                         PER SHARE     TOTAL
                                                         ---------  ------------
Public offering price..................................    $25,000  $215,000,000
Sales load.............................................       $250    $2,150,000
Proceeds, before expenses, to the Fund(1)..............    $24,750  $212,850,000

    (1) Total expenses of issuance and distribution (exclusive of the sales load) are estimated to be $385,000.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The underwriters are offering the AMPS subject to various conditions. The underwriters expect to deliver the AMPS to purchasers, in book-entry form only, through the facilities of The Depository Trust Company on or about July 24, 2003.

                              --------------------

                MERRILL LYNCH & CO.         WACHOVIA SECURITIES

                              --------------------

                 The date of this prospectus is July 21, 2003.
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   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the AMPS and retain it for future reference. A Statement of Additional Information, dated July 21, 2003, containing additional information about the Fund, has been filed with the
Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of
Additional Information, the table of contents of which is on page 53 of this prospectus, by calling (800) 345-7999 or by writing to the Servicing Agent at
Claymore Securities, Inc., c/o Nicholas Dalmaso, 210 N. Hale Street, Wheaton,
Illinois 60187, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

    The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal
Reserve Board or any other government agency.

    The Fund is offering 2,150 shares of Series M7 Auction Market Preferred
Shares, 2,150 shares of Series T28 Auction Market Preferred Shares, 2,150 Shares of Series W7 Auction Market Preferred Shares and 2,150 shares of Series TH28
Auction Market Preferred Shares. The series of Auction Market Preferred Shares are collectively referred to in this prospectus as "AMPS." The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Fitch Ratings
("Fitch").

    The dividend rate for the initial dividend rate period will be 1.09% for Series M7, 1.09% for Series T28, 1.09% for Series W7 and 1.09% for Series TH28.
The initial rate period is from the date of issuance through August 4, 2003 for Series M7, September 2, 2003 for Series T28, August 6, 2003 for Series W7 and
August 21, 2003 for Series TH28. For subsequent rate periods, AMPS pay dividends based on a rate set at auction, usually held weekly in the case of Series M7 and W7 or monthly in the case of Series T28 and TH28. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.

    The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of redemption, plus a premium in certain circumstances.

    THE AMPS WILL NOT BE LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL AMPS
THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH A BROKER-DEALER THAT HAS
ENTERED INTO AN AGREEMENT WITH THE AUCTION AGENT AND THE FUND OR IN A SECONDARY
MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT
REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.
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                               TABLE OF CONTENTS

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
                                                                        PAGE
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Prospectus Summary....................................................    4
Financial Highlights (Unaudited)......................................   14
The Fund..............................................................   15
Use of Proceeds.......................................................   15
Capitalization (Unaudited)............................................   16
Portfolio Composition.................................................   16
The Fund's Investments................................................   17
Leverage..............................................................   22
Risk Factors..........................................................   23
Management of the Fund................................................   30
Description of the AMPS...............................................   33
The Auction...........................................................   41
Description of Borrowings.............................................   44
Description of Common Shares..........................................   45
Certain Provisions in the Agreement and Declaration of Trust..........   45
Repurchase of Common Shares...........................................   47
Tax Matters...........................................................   47
Servicing Agent.......................................................   49
Underwriting..........................................................   51
Administrator, Custodian, Fund Accountant, Auction Agent, Transfer
  Agent, Dividend-Paying Agent and Registrar..........................   52
Legal Opinions........................................................   52
Available Information.................................................   52
Table of Contents for the Statement of Additional Information.........   53

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY
REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT,
AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE
PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON
IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU
SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY
AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND
PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. THE FUND WILL AMEND THIS PROSPECTUS
IF THERE ARE ANY MATERIAL CHANGES TO ITS OPERATING CONDITION.

                         PRIVACY PRINCIPLES OF THE FUND

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

    Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

    The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                                       3
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                               PROSPECTUS SUMMARY

    THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION
THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S AMPS. YOU SHOULD REVIEW
THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, IN THE STATEMENT OF
ADDITIONAL INFORMATION AND IN THE FUND'S STATEMENT OF PREFERENCES OF AUCTION
MARKET PREFERRED SHARES.

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THE FUND................  Advent Claymore Convertible Securities and Income Fund
                          is a recently organized, diversified, closed-end
                          management investment company. Throughout the
                          prospectus, we refer to Advent Claymore Convertible
                          Securities and Income Fund as the "Fund" or as "we,"
                          "us" or "our." See "The Fund." Advent Capital
                          Management, LLC ("Advent" or the "Advisor") is the
                          Fund's investment advisor. The Fund's common shares
                          are traded on the New York Stock Exchange under the
                          symbol "AVK." As of June 30, 2003, the Fund had
                          23,304,188 common shares outstanding and net assets of
                          $571,145,482. The Fund's principal offices are located
                          at 1065 Avenue of the Americas, 31st Floor, New York,
                          New York 10018.

THE OFFERING............  We are offering 2,150 shares of Series M7 AMPS, 2,150 shares of Series T28 AMPS, 2,150 shares of Series W7
                          AMPS and 2,150 shares of Series TH28 AMPS, each at a
                          purchase price of $25,000 per share. The AMPS are
                          being offered by the underwriters listed under
                          "Underwriting."

                          The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. In general, except as described under "--Dividends and Rate
                          Periods" below and "Description of the AMPS--Dividends and Rate Periods," the dividend period for the Series
                          M7 AMPS and Series W7 AMPS will be seven days and the dividend period for the Series T28 AMPS and Series
                          TH28 AMPS will be 28 days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that rate period. See "The
                          Auction." The AMPS are not listed on an exchange.
                          Instead, investors may buy or sell AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.

                          Generally, investors in AMPS will not receive
                          certificates representing ownership of their shares.
                          The securities depository (The Depository Trust
                          Company or any successor) or its nominee for the
                          account of the investor's broker-dealer will maintain
                          record ownership of the AMPS in book-entry form. An
                          investor's broker-dealer, in turn, will maintain
                          records of that investor's beneficial ownership of the
                          AMPS. An investor should consider whether to invest in
                          a particular series based on the series' rate of
                          return, the investor's time horizon for investment and
                          the investor's liquidity preference.
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INVESTMENT OBJECTIVE AND
  POLICIES..............  The Fund's investment objective is to provide total return, through a combination of capital appreciation
                          and current income. There can be no assurance that the
                          Fund will achieve its investment objective. See "The
                          Fund's Investments--Investment Objective and
                          Policies."

                          Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors.
                          Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Fund's Managed Assets will be invested in lower grade securities, although all of the Fund's Managed Assets may from time to time be invested in lower grade securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any AMPS that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining Managed Assets, the liquidation preference of the AMPS is not treated as a liability.

                          CONVERTIBLE SECURITIES. The Fund is not limited in the percentage of its assets invested in convertible securities. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price (the "conversion price").
                          Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The convertible securities in which the Fund may invest may be investment grade or lower grade securities. See "The
                          Fund's Investments--Investment Philosophy and
                          Process--Convertible Securities."

                          SYNTHETIC CONVERTIBLE SECURITIES. The Fund may also
                          create a "synthetic" convertible security by combining
                          separate securities that possess the two principal
                          characteristics of a true convertible security, i.e.,
                          an income security ("income security component") and
                          the right to acquire an equity security ("convertible
                          component"). The income security component is achieved
                          by investing in non-convertible income securities such
                          as bonds, preferred stocks and money market
                          instruments. The convertible component is achieved by
                          investing in warrants or options to buy common stock
                          at a
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                                       5
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                          certain exercise price, or options on a stock index.
                          The Fund may also purchase synthetic securities
                          created by other parties, typically investment banks,
                          including convertible structured notes. Different
                          companies may issue the income security and
                          convertible components which may be purchased
                          separately, and at different times. The Fund's
                          holdings of synthetic convertible securities are
                          considered convertible securities for purposes of the
                          Fund's policy to invest at least 60% of its Managed
                          Assets in convertible securities and 80% of its
                          Managed Assets in a diversified portfolio of
                          convertible securities and non-convertible income
                          securities. See "The Fund's Investments--Investment
                          Philosophy and Process--Synthetic Convertible
                          Securities."

                          NON-CONVERTIBLE INCOME SECURITIES. The Fund will also invest in non-convertible income securities. The
                          Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities. See "The Fund's
                          Investments--Investment Philosophy and
                          Process--Non-Convertible Income Securities."

                          LOWER GRADE SECURITIES. The Fund may invest a significant portion of its assets in lower grade securities, which are commonly referred to as "junk bonds." Both the convertible securities and the income securities in which the Fund will invest may be lower grade securities. Investments in lower grade securities will expose the Fund to greater risks than if the Fund owned only higher grade securities. Lower grade securities or equivalent securities often trade like equity securities rather than debt and are typically more volatile than highly rated securities.
                          See "The Fund's Investments--Investment Philosophy and
                          Process--Lower Grade Securities."

                          FOREIGN SECURITIES. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its Managed Assets in securities of foreign issuers, including debt and equity securities of corporate issuers, and in debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country whose securities are principally traded in the financial markets of a foreign country. See "The Fund's
                          Investments--Investment Philosophy and
                          Process--Foreign Securities."

                          RULE 144A SECURITIES. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended
                          ("Rule 144A Securities"). See "The Fund's
                          Investments--Investment Philosophy and
                          Process--Rule 144A Securities."

                          OTHER SECURITIES. Under normal market conditions, the
                          Fund will invest substantially all of its Managed
                          Assets in convertible
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                                       6
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                          securities and non-convertible income securities to
                          meet its investment objective. The Fund may invest the
                          remainder of its assets in other securities of various
                          types. For temporary defensive purposes, the Fund may
                          depart from its principal investment strategies and
                          invest part or all of its assets in securities with
                          remaining maturities of less than one year, cash
                          equivalents or may hold cash. During such periods, the
                          Fund may not be able to achieve its investment
                          objective.

USE OF LEVERAGE BY THE
  FUND..................  The Fund may, but is not required to, use financial leverage for investment purposes. In addition to
                          issuing AMPS, the Fund may borrow money or issue debt
                          securities such as commercial paper or notes.
                          Throughout the prospectus, borrowing money and issuing
                          debt securities sometimes may be collectively referred
                          to as "Borrowings." Any Borrowings will have seniority
                          over AMPS and payments to holders of AMPS in
                          liquidation or otherwise will be subject to the prior
                          payment of any Borrowings. Since Advent's fee is based
                          upon a percentage of the Fund's Managed Assets, which
                          include assets attributable to any outstanding
                          leverage, the investment management fee will be higher
                          if the Fund is leveraged and Advent will have an
                          incentive to be more aggressive and leverage the Fund.
                          Advent intends only to leverage the Fund when it
                          believes that the potential return on such additional
                          investments is likely to exceed the costs incurred in
                          connection with the Borrowings. See "Leverage."

INVESTMENT ADVISOR......  Advent is the Fund's investment advisor. Advent's principal offices are located at 1065 Avenue of the
                          Americas, 31st Floor, New York, New York 10018. The
                          Advisor will receive an annual fee from the Fund based
                          on the average weekly value of the Fund's Managed
                          Assets. In addition, with the approval of the Board of
                          Trustees, a pro rata portion of the salaries, bonuses,
                          health insurance, retirement benefits and similar
                          employment costs for the time spent on Fund operations
                          (other than the provision of services required under
                          the investment management agreement) of all personnel
                          employed by the Advisor who devote substantial time to
                          Fund operations may be reimbursed to the Advisor.

                          If the average weekly value of the Fund's Managed
                          Assets (calculated monthly) is greater than $250 million:

                          - the Advisor will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's
                             Managed Assets during such month, in a maximum amount equal to .54% of the average weekly value of the Fund's Managed Assets; and

                          -  the Advisor has agreed to waive receipt of a
                             portion of the management fee or other expenses of
                             the Fund in the amount of .115% of the average
                             weekly values of the Managed Assets for the first
                             five years of the Fund's operations (through
                             April 30, 2008), and for a declining amount for an
                             additional three years (through April 30, 2011).
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                                       7
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                          If the average weekly value of the Fund's Managed
                          Assets (calculated monthly) is $250 million or less:

                          - the Advisor will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's
                             Managed Assets during such month, in a maximum amount equal to .55% of the average weekly value of the Fund's Managed Assets; and

                          - the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of .025% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through
                             April 30, 2008), after which the Advisor anticipates that it will not waive any portion of the management fee.

                          Advent Capital Management, LLC is an asset management firm with over $2.4 billion in assets under management as of June 30, 2003. Advent Capital Management, LLC will be responsible for the day-to-day management of the Fund's portfolio, which includes buying and selling securities for the Fund and investment research. See "Management of the Fund--Investment
                          Advisor."

SERVICING AGENT.........  Claymore Securities, Inc. (the "Servicing Agent"), a
                          registered broker-dealer, acts as servicing agent to
                          the Fund. Claymore Securities, Inc. specializes in the
                          creation, development and distribution of investment
                          solutions for advisors and their valued clients. The
                          Servicing Agent will receive an annual fee from the
                          Fund, based on the average weekly value of the Fund's
                          Managed Assets during such month.

                          If the average weekly value of the Fund's Managed
                          Assets (calculated monthly) is greater than $250 million:

                          - the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's
                             Managed Assets during such month, in a maximum amount equal to .21% of the average weekly value of the Fund's Managed Assets; and

                          - the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .085% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years
                             (through April 30, 2011).

                          If the average weekly value of the Fund's Managed
                          Assets (calculated monthly) is $250 million or less:

                          -  the Servicing Agent will receive an annual fee from
                             the Fund, payable monthly in arrears, which will be
                             based on the average weekly value of the Fund's
                             Managed Assets during such month, in a maximum
                             amount equal to .20% of the average weekly value of
                             the Fund's Managed Assets; and
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                                       8
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                          -  the Servicing Agent has agreed to waive receipt of
                             a portion of the servicing fee of the Fund in the
                             amount of .175% of the average weekly values of the
                             Managed Assets for the first five years of the
                             Fund's operations (through April 30, 2008), and for
                             a declining amount for an additional three years
                             (through April 30, 2011). See "Servicing Agent."

SPECIAL RISK
  CONSIDERATIONS........  Risk is inherent in all investing. Therefore, before investing in the AMPS you should consider certain
                          risks carefully. The primary risks of investing in the
                          AMPS are:

                          - the Fund will not be permitted to declare dividends or other distributions with respect to your AMPS or redeem your AMPS unless the Fund meets certain asset coverage requirements;

                          - if you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auction only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits;

                          - if an auction fails you may not be able to sell some or all of your shares;

                          - because of the nature of the market for AMPS, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                          - a rating agency could downgrade the rating assigned to the AMPS, which could affect liquidity;

                          - the Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                          - in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

                          -  the AMPS will be junior to any Borrowings;

                          - any Borrowings may constitute a substantial lien and burden on the AMPS by reason of its priority claim against the income of the Fund and against the net assets of the Fund in liquidation;

                          -  if the Fund leverages through Borrowings, the Fund
                             may not be permitted to declare dividends or other
                             distributions with respect to the AMPS or purchase
                             AMPS unless at the time thereof the Fund meets
                             certain asset coverage requirements and the
                             payments of principal and of interest on any such
                             Borrowings are not in default;
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                                       9
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                          -  the value of the Fund's investment portfolio may
                             decline, reducing the asset coverage for the AMPS.
                             See "Risk Factors--General Risks of Investing in
                             the Fund" below for a discussion of the general
                             risks of the Fund's investment portfolio;
                          -  because the fee paid to Advent will be calculated
                             on the basis of managed assets, the fee will be
                             higher when leverage is utilized, giving Advent an
                             incentive to utilize leverage; and
                          -  inflation is the reduction in the purchasing power
                             of money resulting from the increase in the price
                             of goods and services. Inflation risk is the risk
                             that the inflation adjusted (or "real") value of
                             your AMPS investment or the income from that
                             investment will be worth less in the future. As
                             inflation occurs, the real value of the AMPS and
                             distributions declines. In an inflationary period,
                             however, it is expected that, through the auction
                             process, AMPS dividend rates would increase,
                             tending to offset this risk.
                          For additional information about the risks of
                          investing in AMPS and in the Fund, see "Risk Factors."
TRADING MARKET..........  The AMPS will not be listed on an exchange. Instead, you may buy or sell the AMPS at an auction that
                          normally is held every seven days for Series M7 and
                          Series W7 and every 28 days for Series T28 and Series
                          TH28, by submitting orders to a broker-dealer that has
                          entered into an agreement with the auction agent and
                          the Fund (a "Broker-Dealer"), or to a broker-dealer
                          that has entered into a separate agreement with a
                          Broker-Dealer. In addition to the auctions,
                          Broker-Dealers and other broker-dealers may maintain a
                          secondary trading market in AMPS outside of auctions,
                          but may discontinue this activity at any time. There
                          is no assurance that a secondary market will provide
                          shareholders with liquidity. You may transfer shares
                          outside of auctions only to or through a Broker-
                          Dealer or a broker-dealer that has entered into a
                          separate agreement with a Broker-Dealer.
                          The table below shows the first auction date for each
                          series of AMPS and the day on which each subsequent
                          auction will normally be held for each series of AMPS.
                          The first auction date for each series of AMPS will be
                          the business day before the dividend payment date for
                          the initial rate period for that series of AMPS. The
                          start date for subsequent rate periods will normally
                          be the business day following the auction date unless
                          the then-current rate period is a special rate period
                          or the first day of the subsequent rate period is not
                          a business day.

                                                               FIRST      SUBSEQUENT
                                                           AUCTION DATE*  AUCTION DAY
                                                           -------------  -----------
                           Series M7.....................    August 4       Monday
                           Series T28....................   September 2     Tuesday
                           Series W7.....................    August 6      Wednesday
                           Series TH28...................    August 21     Thursday
                           ------------
                           *  All dates are 2003.

DIVIDENDS AND RATE
  PERIODS...............  The table below shows the dividend rates, the dividend payment dates and number of days for the initial rate
                          periods on each series of AMPS offered in this
                          prospectus. For subsequent rate periods, each series
                          of AMPS will pay dividends based on a rate set at
                          auctions, normally held every seven days in the case
                          of Series M7 and W7 and every 28 days in the case of
                          Series T28 and TH28. In most instances, dividends are
                          payable on the first business day following the end of
                          the rate period. The rate set at auction will not
                          exceed the maximum applicable rate. See "Description
                          of the AMPS--Dividends and Rate Periods." Dividends on
                          the AMPS will be cumulative from the date the shares
                          are first issued and will be paid out of legally
                          available funds.

                                                                                      DIVIDEND                           NUMBER
                                                                       DATE OF        PAYMENT          SUBSEQUENT       OF DAYS
                                                           INITIAL   ACCUMULATION     DATE FOR          DIVIDEND       OF INITIAL
                                                           DIVIDEND   AT INITIAL    INITIAL RATE        PAYMENT           RATE
                                                             RATE       RATE*         PERIOD*             DAY            PERIOD
                                                           --------  ------------  --------------  ------------------  ----------
                           Series M7.....................   1.09%      July 24        August 5      Every seven days       12
                           Series T28....................   1.09%      July 24      September 3      Every 28 days         41
                           Series W7.....................   1.09%      July 24        August 7      Every seven days       14
                           Series TH28...................   1.09%      July 24       August 22       Every 28 days         29
                           -----------------
                           *  All dates are 2003.

.........................  The Fund may, subject to certain conditions, designate special rate periods of more than seven or 28 days. A
                          requested special rate period will not be effective
                          unless sufficient clearing bids were made in the
                          auction immediately preceding the special rate period.
                          In addition, full cumulative dividends, any amounts
                          due with respect to mandatory redemptions and any
                          additional dividends payable prior to such date must
                          be paid in full. The Fund must also have received
                          confirmation from Moody's and Fitch or any substitute
                          rating agency that the proposed special rate period
                          will not adversely affect such rating agency's
                          then-current rating on the AMPS, and the lead
                          Broker-Dealers designated by the Fund must not have
                          objected to the declaration of a special rate period.
                          The dividend payment date for special rate periods
                          will be set out in the notice designating a special
                          rate period. See "Description of the AMPS-- Dividends
                          and Rate Periods--Designation of Special Rate Periods"
                          and "The Auction."

RATINGS.................  The Fund will issue AMPS only if such shares have received a credit quality rating of "AAA" from Fitch
                          and "Aaa" from Moody's. These ratings are an
                          assessment of the capacity and willingness of an
                          issuer to pay preferred stock obligations. The ratings
                          are not a recommendation to purchase, hold or sell
                          those shares inasmuch as the rating does not comment
                          as to market price or suitability for a particular
                          investor. The ratings described above also do not
                          address the likelihood that an owner of AMPS will be
                          able to sell such shares in an auction or otherwise.
                          The ratings are based on current information furnished
                          to Fitch and Moody's by the Fund and Advent and
                          information obtained from other sources. The ratings

                          may be changed, suspended or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See "Description of the AMPS--Rating Agency Guidelines."

ASSET MAINTENANCE.......  Under the Fund's Statement of Preferences for AMPS
                          (the "Statement"), which establishes and fixes the
                          rights and preferences of the shares of each series of
                          AMPS, the Fund must maintain:

                          - asset coverage of the AMPS as required by the rating agency or agencies rating the AMPS; and

                          - asset coverage of at least 200% with respect to senior securities that are stock, including the AMPS.

                          In the event that the Fund does not maintain or cure these coverage tests, some or all of the AMPS will be subject to mandatory redemption. See "Description of the AMPS--Redemption."

RESTRICTIONS ON
  DIVIDENDS, REDEMPTION
  AND OTHER PAYMENTS....  If the Fund issues any Borrowings that constitute senior securities representing indebtedness (as
                          defined in the Investment Company Act of 1940, as
                          amended (the "1940 Act")), under the 1940 Act, the
                          Fund would not be permitted to declare any dividend on
                          AMPS unless, after giving effect to such dividend,
                          asset coverage with respect to the Fund's Borrowings
                          that constitute senior securities representing
                          indebtedness, if any, is at least 200%. In addition,
                          the Fund would not be permitted to declare any
                          distribution on or purchase or redeem AMPS unless,
                          after giving effect to such distribution, purchase or
                          redemption, asset coverage with respect to the Fund's
                          Borrowings that constitute senior securities
                          representing indebtedness, if any, is at least 300%.
                          Dividends or other distributions on or redemptions or
                          purchases of AMPS would also be prohibited at any time
                          that an event of default under the Borrowings, if any,
                          has occurred and is continuing. See "Description of
                          the AMPS--Dividends and Rate Periods--Restrictions on
                          Dividend, Redemption and Other Payments."

REDEMPTION..............  The Fund may be required to redeem AMPS if, for example, the Fund does not meet an asset coverage
                          ratio required by law or to correct a failure to meet
                          a rating agency guideline in a timely manner. The Fund
                          voluntarily may redeem AMPS under certain conditions.
                          See "Description of the AMPS--Redemption" and
                          "Description of the AMPS--Rating Agency Guidelines."

LIQUIDATION
  PREFERENCE............  The liquidation preference for shares of each series of AMPS will be $25,000 per share plus accumulated but
                          unpaid dividends, if any, whether or not declared. See
                          "Description of the AMPS--Liquidation."

VOTING RIGHTS...........  The holders of preferred shares, including AMPS, voting as a separate class, have the right to elect at
                          least two trustees of the Fund at all times. Such
                          holders also have the right to elect a

                          majority of the trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. The holders of preferred shares, including AMPS, will vote as a separate class or classes on certain other matters as required under the Fund's Agreement and Declaration of Trust, the 1940 Act and Delaware law.
                          See "Description of the AMPS--Voting Rights" and
                          "Certain Provisions in the Agreement and Declaration of Trust."

ADMINISTRATOR,
  CUSTODIAN, FUND
  ACCOUNTANT, AUCTION
  AGENT, TRANSFER AGENT,
  DIVIDEND-PAYING AGENT
  AND REGISTRAR.........  The Administrator and Fund Accountant of the Fund is
                          The Bank of New York, a banking corporation organized
                          under the laws of the state of New York and located at
                          101 Barclay Street, New York, New York 10286. The Bank
                          of New York is also the Custodian with respect to the
                          assets of the Fund. In addition, The Bank of New York
                          acts as Auction Agent, Transfer Agent, Dividend-Paying
                          Agent and Registrar with respect to the AMPS.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on May 2, 2003 through June 30, 2003. Since the Fund was recently organized and commenced investment operations on May 2, 2003, the table covers less than eight weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's future operating performance.

                                                    FOR THE PERIOD
                                                     MAY 2, 2003*
                                                       THROUGH
                                                    JUNE 30, 2003
                                                    --------------
PER SHARE OPERATING PERFORMANCE
  FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE
  PERIOD
NET ASSET VALUE, BEGINNING OF PERIOD..............     $  23.88**
                                                       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................          .21
  Net realized and unrealized gain................          .64
                                                       --------
    Total from investment operations..............          .85
                                                       --------
COMMON SHARES' OFFERING EXPENSES CHARGED TO
  PAID-IN-CAPITAL IN EXCESS OF PAR VALUE..........         (.05)
                                                       --------
DISTRIBUTIONS
  Net investment income...........................         (.17)
                                                       --------
    Total distributions...........................         (.17)
                                                       --------
NET ASSET VALUE, END OF PERIOD....................     $  24.51
                                                       ========
MARKET VALUE, END OF PERIOD.......................     $  24.79
                                                       ========
TOTAL INVESTMENT RETURN***
  Net asset value.................................         3.36%
  Market value....................................         (.27)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands).............     $571,145
Ratio of net expenses to average net assets, after
  fee waiver......................................          .69%****
Ratio of net expenses to average net assets,
  before fee waiver...............................          .89%****
Ratio of net investment income to average net
  assets..........................................         5.36%****
Portfolio turnover rate...........................           16%

-------------------

  *  Commencement of investment operations.
 **  Before reimbursement of offering expenses charged to capital.
*** Total investment return based upon market value is calculated assuming a purchase of common stock at the then-current market price of $25.03 on May 2, 2003 (commencement of investment operations), and a sale at the current market price on the last day of the period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested. A return calculated for a period of less than one year is not annualized.
**** Annualized.

    The information above represents the unaudited operation performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

                                    THE FUND

    The Fund is a recently organized, diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 19, 2003, and has registered under the 1940 Act. On May 2, 2003, the Fund issued an aggregate of 20,800,000 common shares of beneficial interest, par value $.001 per share, in its initial public offering and commenced its investment operations. The Fund's common shares are traded on the New York Stock Exchange under the symbol "AVK." The Fund's principal office is located at 1065 Avenue of the Americas, 31st Floor, New York, NY 10018, and its telephone number is (212) 482-1600.

    The following provides information about the Fund's authorized and outstanding shares as of June 30, 2003.

                                                  AMOUNT HELD BY
                                       AMOUNT       THE FUND OR         AMOUNT
TITLE OF CLASS                       AUTHORIZED   FOR ITS ACCOUNT     OUTSTANDING
--------------                       -----------  ---------------  -----------------
Common Shares......................   Unlimited             0          23,304,188
AMPS...............................   Unlimited             0            0
  Series M7........................     2,150               0            0
  Series T28.......................     2,150               0            0
  Series W7........................     2,150               0            0
  Series TH28......................     2,150               0            0

                                USE OF PROCEEDS

    The Fund estimates the net proceeds of the offering of AMPS, after payment of sales load and offering expenses, will be approximately $212,465,000. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the investment objective and policies of the Fund within three months after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Policies."

                           CAPITALIZATION (UNAUDITED)

    The following table sets forth the capitalization of the Fund as of June 30, 2003, and as adjusted to give effect to the issuance of the AMPS offered hereby.

                                             ACTUAL     AS ADJUSTED
                                             ------     -----------
  Shareholder's Equity:
      AMPS, $.001 par value per share,
        $25,000 stated value per share,
        at liquidation value; unlimited
        shares authorized (no shares
        issued; 8,600 shares issued, as
        adjusted).......................  $         --  $215,000,000
      Common shares at $.001 par value
        per share; unlimited shares
        authorized, shares
        outstanding*....................        23,304        23,304
  Paid-in surplus.......................   555,198,987   552,663,987
  Balance of undistributed net
    investment income...................       743,341       743,341
      Accumulated net realized gain/loss
        from investment transactions....     1,929,422     1,929,422
      Net unrealized
        appreciation/depreciation of
        investments.....................    13,250,428    13,250,428
                                          ------------  ------------
      Net assets........................  $571,145,482  $783,610,482
                                          ============  ============

---------

  * None of these outstanding shares are held by or for the account of the Fund.

                             PORTFOLIO COMPOSITION

    As of June 30, 2003, approximately 97.93% of the market value of the Fund's portfolio was invested in convertible securities and high yield debt securities and approximately 2.07% of the market value of the Fund's portfolio was invested in short-term investment grade debt securities. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of June 30, 2003, based on the highest rating assigned each investment.

CREDIT RATING                             VALUE (000)   PERCENT
-------------                             ------------  -------
Aaa/AAA.................................             0       0%
Aa/AA...................................             0       0%
A/A.....................................    51,763,400    8.73%
Baa/BBB.................................    88,338,015   14.89%
Ba/BB...................................    41,189,237    6.95%
B/B.....................................   206,545,147   34.82%
Caa/CCC.................................    59,448,008   10.02%
Unrated+................................     3,278,275     .55%
Short-Term..............................   130,282,054   21.97%
  Total.................................    12,298,827    2.07%
                                          ------------  ------
                                           593,142,963     100%
                                          ============  ======

-------------------

  +  Refers to securities that have not been rated by Moody's or S&P.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund makes no assurance that it will realize its objective.

    Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Managed Assets will be invested in lower grade securities, although all of the Managed Assets may from time to time be invested in lower grade securities. Percentage limitations described in this prospectus are as of the time of investment by the Fund and could from time to time not be complied with as a result of market value fluctuations of the Fund's portfolio and other events.

INVESTMENT PHILOSOPHY AND PROCESS

    GENERAL. The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

    CONVERTIBLE SECURITIES. The Fund is not limited in the percentage of its assets it may invest in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

    The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

    If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

    The Advisor typically applies a four-step approach when buying and selling convertible securities for the Fund, which includes:

    - screening the universe of convertible securities to identify securities with attractive risk/ reward characteristics relative to the underlying security;

    -  analyzing the creditworthiness of the issuer of the securities;

    - analyzing the equity fundamentals of the convertible security's underlying stock to determine its capital appreciation potential; and

    - monitoring the portfolio on a continual basis to determine whether each security is maintaining its investment potential.

    SYNTHETIC CONVERTIBLE SECURITIES. The Fund may also invest in a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., an income security ("income security component") and the right to acquire an equity security ("convertible component"). The income security component is achieved by investing in non-convertible income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the income security and convertible components, which may be purchased separately and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 60% of its Managed Assets in convertible securities and 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities.

    The Advisor typically applies a similar research approach when buying and selling non-convertible income securities for the Fund, which includes:

    - analyzing the creditworthiness of the security, with an emphasis on the issuing company's cash flow, interest coverage, balance sheet structure, and assets, and assessment of the subordination of the security within the capital structure;

    -  analyzing the business fundamentals of the issuing company; and

    - monitoring the portfolio on a continual basis to determine whether each security is maintaining its investment potential.

    NON-CONVERTIBLE INCOME SECURITIES. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.

    LOWER GRADE SECURITIES. The Fund may invest a significant portion of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by the Advisor to be of comparable quality. Lower grade securities are commonly referred to as "junk bonds." Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade securities, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Although the Fund will not invest in securities that, at the time of purchase by the Fund, are rated below CCC by S&P, rated below Caa by Moody's or unrated securities determined by the Advisor to be of comparable quality, the Fund may hold securities whose ratings are downgraded, subsequent to the time of purchase of such securities by the Fund, to a rating in the lower ratings categories (CC or lower by S&P or Ca or lower by Moody's). When the Advisor believes it to be in the best interests of the Fund's shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell lower grade securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Risk Factors--General Risks of Investing in the Fund--Lower Grade Securities."

    The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupons. The higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

    The ratings of Moody's, S&P and the other rating agencies are their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective will be more dependent on the Advisor's credit analysis than would be the case when the Fund invests in rated securities.

    PREFERRED SHARES. The Fund may invest in preferred shares. The preferred shares in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of debt securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's investment in debt securities.

    EQUITY SECURITIES. Consistent with its objective, the Fund may invest up to 20% of its Managed Assets in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average total returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

    FOREIGN SECURITIES. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its Managed Assets in securities of foreign issuers, including debt and equity securities of corporate issuers, and in debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country.

    RULE 144A SECURITIES. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

    OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (3) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

    The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

    STRATEGIC TRANSACTIONS. The Fund may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted as part of modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

    The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance potential gain, although the Fund will not enter into a Strategic Transaction to the extent such Strategic Transaction would cause the Fund to become subject to regulation by the Commodity Futures Trading Commission as a commodity pool.

    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. The use of leverage by the Fund may limit the Fund's ability to use Strategic Transactions. See "Risk Factors-- Risks of Investing in AMPS--Leverage Risk."

    A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information.

    DEFENSIVE AND TEMPORARY INVESTMENTS. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash, including money market funds. During such periods, the Fund may not be able to achieve its investment objective. The yield on such securities may be lower than that of other investments, but the risk of loss of capital is reduced.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

    LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Advisor to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

    As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 35% of the value of the Fund's total assets.

    PORTFOLIO TURNOVER. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

    The Fund's portfolio will be composed principally of the foregoing investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

                                    LEVERAGE

    The Fund may issue other preferred shares, in addition to the AMPS, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such preferred shares to increase its assets available for investment, the Fund must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the AMPS. The Fund generally will not issue preferred shares or borrow unless Advent expects that the Fund will achieve a greater return on such borrowed funds than the additional costs the Fund incurs as a result of such borrowing. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to Advent for investment management services will be higher than if the Fund did not borrow because Advent's fees are calculated based on the Fund's Managed Assets, which include the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the Fund and Advent may have differing interests in determining whether to leverage the Fund's assets.

    The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

    To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to common shareholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to common shareholders will be less than if leverage had not been used. Advent may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

    The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Advent does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Advent otherwise views as favorable.

    If and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

                                  RISK FACTORS

    Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

RISKS OF INVESTING IN AMPS

    INTEREST RATE RISK. The Fund issues AMPS, which pay dividends based on short-term interest rates. The Fund purchases convertible securities, high yield securities and other securities that pay dividends that are based on the performance of the issuing companies, and/or that pay interest, based on longer term yields. These dividends and interest payments are typically, although not always higher than short-term interest rates. Such dividends and interest payments, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends paid to shareholders of AMPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, dividend rates on the AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS.

    AUCTION RISK. You may not be able to sell your AMPS at an auction if the auction fails; that is, if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain AMPS) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also affect the liquidity of your investment. See "Description of the AMPS" and "The Auction--Auction Procedures."

    SECONDARY MARKET RISK. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special dividend period (a rate period other than seven days in the case of Series M7 and W7 and 28 days in the case of Series T28 and TH28, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain that market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the NASDAQ stock market. You may transfer shares outside of auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's auction agent, The Bank of New York, and the Fund or such other persons as the Fund permits. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

    RATINGS AND ASSET COVERAGE RISK. Although it is expected that Moody's will assign a rating of "Aaa" to the AMPS and Fitch will assign a rating of "AAA" to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could withdraw or downgrade its rating of the AMPS or withdraw its rating of the AMPS at any time, which may make your shares less liquid at an auction or in the secondary market. If Moody's or Fitch withdraws its rating or downgrades the AMPS, the Fund may alter its portfolio or redeem AMPS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of the AMPS--Rating Agency Guidelines," the Fund will be required to redeem a sufficient number of AMPS in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem AMPS at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem AMPS under certain circumstances in order to meet asset maintenance tests. Although a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the AMPS voting as a separate class as discussed under "Description of the AMPS--Voting Rights," a sale of substantially all of the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the AMPS, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of the AMPS--Rating Agency Guidelines." See "Description of the AMPS--Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

    INFLATION RISK. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your AMPS investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the AMPS and distributions declines. In an inflationary period, however, it is expected that, through the auction process, AMPS dividend rates would increase, tending to offset this risk.

    INCOME RISK. The Fund's income is based primarily on the income it earns from its investments, which vary widely over the short- and long-term. If the Fund's income drops, over time the Fund's ability to make dividend payments with respect to the AMPS may be impaired. See "--General Risks of Investing in the Fund" below for the general risks affecting the Fund.

    DECLINE IN NET ASSET VALUE RISK. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, see "--General Risks of Investing in the Fund" below.

    PAYMENT RESTRICTIONS. The Fund is prohibited from declaring, paying or making any dividends or distributions on AMPS unless it satisfies certain conditions. See "Description of the AMPS--Dividends and Rate Periods--Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on common shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem AMPS if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Tax Matters" in the Statement of Additional Information.

    LEVERAGE RISK. The Fund uses financial leverage for investment purposes. In addition to issuing AMPS, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes.

    If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act), under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of AMPS, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the AMPS, to 200% of the aggregate value of any senior securities and the AMPS.

    If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to Borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

    The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the AMPS by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to AMPS or purchase or redeem shares, including AMPS unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings, that is continuing. See "Description of the AMPS--Dividends and Rate Periods--Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

    Because the fee paid to Advent will be calculated on the basis of managed assets, the fee will be higher when leverage is utilized, giving Advent an incentive to utilize leverage.

GENERAL RISKS OF INVESTING IN THE FUND

    The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

    LIMITED OPERATING HISTORY. The Fund is a recently organized, diversified, closed-end management investment company with a very limited operating history.

    INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in AMPS represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your AMPS at any point in time may be worth less than what you invested.

    CONVERTIBLE SECURITIES. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company's creditors but before the company's common shareholders. Consequently, the issuer's convertible securities generally may be viewed as having more risk than its debt securities, but less risk than its common stock.

    SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

    LOWER GRADE SECURITIES. Investing in lower grade securities involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the trust's portfolio will decline in price, or fail to make dividend, interest or principal payments when due, because the issuer of the security experiences a decline in its financial status. The Fund may invest an unlimited portion of its Managed Assets in securities rated Ba/BB or lower (but rated Caa/CCC or higher) at the time of investment or that are unrated but judged to be of comparable quality by the Advisor. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and such bonds are commonly referred to as "junk bonds." The value of lower grade securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than if the Fund owned only higher grade securities.

    Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the Statement of Additional Information for a description of Moody's and Standard & Poor's ratings.

    The outstanding principal amount of lower grade securities has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of issuers of lower grade securities in those industries to meet their obligations. The market values of lower grade debt securities tend to reflect individual developments of the issuer to a greater extent that do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired. If the Fund holds a security the rating of which is downgraded to a rating of C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding.

    The secondary market for lower grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

    INTEREST RATE RISK. Convertible securities and non-convertible income securities, including lower grade securities, are subject to certain common risks, including:

    - if interest rates go up, the value of convertible securities and non-convertible securities in the Fund's portfolio generally will decline;

    - during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

    - during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

    ILLIQUID INVESTMENTS. The Fund may invest without limit in illiquid securities. The Fund may also invest without limitation in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Advisor, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

    FOREIGN SECURITIES. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

    - less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

    - many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisor may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

    - adverse effect of currency exchange rates or controls or other foreign governmental laws or restrictions on the value of the Fund's investments;

    - the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

    - economic, political and social developments may adversely affect the securities markets; and

    -  withholding and other non-U.S. taxes may decrease the Fund's return.

    There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

    Economies and social and political climate in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

    CURRENCY RISKS. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

    MANAGEMENT RISK. The Advisor's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. Although certain members of the investment team at the Advisor have experience managing high yield debt securities, the Advisor, as an entity, has limited experience managing such securities. In addition, the Advisor has not previously served as investment advisor to a registered investment company, and the

Servicing Agent is a relatively recent entrant into the field of servicing closed-end investment companies, although the principals of the Servicing Agent have experience servicing regulated investment companies and providing packaged products to advisors and their clients.

    STRATEGIC TRANSACTIONS. Strategic Transactions in which the Fund may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transaction involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transaction may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Advisor's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

    ANTITAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

    MARKET DISRUPTION RISK. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq also has resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets. High yield debt instruments tend to be more volatile than higher rated fixed income securities so that these events and any auctions resulting from them may have a greater impact on the prices and volatility of high yield debt instruments than on higher rated fixed income securities.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Advent. There are seven trustees of the Fund. Three of the trustees are "interested persons" (as defined in the 1940 Act). The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISOR

    Advent Capital Management, LLC, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's Advisor. The Advisor operates as a limited liability company and had over $2.4 billion in assets under management as of June 30, 2003. The Advisor is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible securities for institutional and individual investors, and members of the investment team at Advent have experience managing high yield securities. The members of the investment team of Advent Capital Management, LLC are Tracy Maitland, Chief Investment Officer, F. Barry Nelson and Les Levi, Portfolio Managers, Paul Latronica, Trader, Robert Farmer, Trader and Peter St. Denis, Leanne O'Hara, David Hulme and David Phipps, Analysts. Mr. Maitland and
Mr. Nelson each have over 15 years of experience in the convertible securities market. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund. Advent has not previously served as investment advisor to a registered investment company.

INVESTMENT MANAGEMENT AGREEMENT

    Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay for the services and facilities provided by the Advisor, a fee payable monthly in arrears at an annual rate equal to .54% of the average weekly value of the Fund's Managed Assets (if the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million) or .55% of the average weekly value of the Fund's Managed Assets (if the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less, (the "Management Fee"). The Fund will also reimburse the Advisor for certain expenses the Advisor incurs in connection with performing certain non-advisory services for the Fund, such as supervising the Fund's administrator and other third party service providers to the Fund. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed to the Advisor.

    In addition to the Management Fee, the Fund pays all other costs and expenses of its operations, including the monthly fee paid to the Servicing Agent, the compensation of its trustees (other than those affiliated with the Advisor and the Servicing Agent), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    For the first eight years of the Fund's operation, if the average weekly value of the Managed Assets of the Fund (calculated monthly) is greater than $250 million, the Advisor and the Servicing

Agent have undertaken to waive the management fees and expenses and the servicing fee, respectively, payable by the Fund in the aggregate amounts, and for the time periods, set forth below:

                                                                                              AGGREGATE
                                                                                            PERCENTAGE OF
                                          PERCENTAGE OF            PERCENTAGE OF           MANAGEMENT AND
                                         MANAGEMENT FEE            SERVICING FEE            SERVICING FEE
                                     WAIVED (AS A PERCENTAGE  WAIVED (AS A PERCENTAGE  WAIVED (AS A PERCENTAGE
TWELVE MONTH                            OF AVERAGE WEEKLY        OF AVERAGE WEEKLY        OF AVERAGE WEEKLY
PERIOD ENDING                           MANAGED ASSETS)*         MANAGED ASSETS)*         MANAGED ASSETS)*
-------------                        -----------------------  -----------------------  -----------------------
2004**.............................           .115%                    .085%                    .200%
2005...............................           .115%                    .085%                    .200%
2006...............................           .115%                    .085%                    .200%
2007...............................           .115%                    .085%                    .200%
2008...............................           .115%                    .085%                    .200%
2009...............................           .065%                    .065%                    .130%
2010...............................           .030%                    .040%                    .070%
2011...............................           .010%                    .010%                    .020%

-------------------

  * Including net assets attributable to AMPS and calculated based on the preceding month's average weekly Managed Assets.
 **  From the commencement of operations.

    The Advisor and the Servicing Agent have not undertaken to waive any portion of the Fund's fees and expenses beyond April 30, 2011 or after termination of the investment management agreement (with respect to the Advisor) or the servicing agreement (with respect to the Servicing Agent).

    For the first eight years of the Fund's operation, if the average weekly value of the Managed Assets of the Fund (calculated monthly) is $250 million or less, the Advisor and the Servicing Agent have undertaken to waive the management fees and expenses and the servicing fee, respectively, payable by the Fund in the aggregate amounts, and for the time periods, set forth below:

                                                                                              AGGREGATE
                                                                                            PERCENTAGE OF
                                          PERCENTAGE OF            PERCENTAGE OF           MANAGEMENT AND
                                         MANAGEMENT FEE            SERVICING FEE            SERVICING FEE
                                     WAIVED (AS A PERCENTAGE  WAIVED (AS A PERCENTAGE  WAIVED (AS A PERCENTAGE
TWELVE MONTH                            OF AVERAGE WEEKLY        OF AVERAGE WEEKLY        OF AVERAGE WEEKLY
PERIOD ENDING                           MANAGED ASSETS)*         MANAGED ASSETS)*         MANAGED ASSETS)*
-------------                        -----------------------  -----------------------  -----------------------
2004**.............................           .025%                    .175%                    .200%
2005...............................           .025%                    .175%                    .200%
2006...............................           .025%                    .175%                    .200%
2007...............................           .025%                    .175%                    .200%
2008...............................           .025%                    .175%                    .200%
2009...............................              0%                    .130%                    .130%
2010...............................              0%                    .070%                    .070%
2011...............................              0%                    .020%                    .020%

-------------------

  * Including net assets attributable to AMPS and calculated based on the preceding month's average weekly Managed Assets.
 **  From the commencement of operations.

    The Advisor and the Servicing Agent have not undertaken to waive any portion of the Fund's fees and expenses beyond April 30, 2011 or after termination of the investment management agreement (with respect to the Advisor) or the servicing agreement (with respect to the Servicing Agent).

    The Advisor and the Servicing Agent have not undertaken to waive any portion of the Fund's fees and expenses beyond April 30, 2011 or after termination of the investment management agreement (with respect to the Advisor) or the servicing agreement (with respect to the Servicing Agent).

                            DESCRIPTION OF THE AMPS

    THE FOLLOWING IS A BRIEF DESCRIPTION OF THE TERMS OF THE AMPS. FOR THE COMPLETE TERMS OF THE AMPS, PLEASE REFER TO THE DETAILED DESCRIPTION OF THE AMPS IN THE STATEMENT OF PREFERENCES FOR AMPS (THE "STATEMENT") ATTACHED AS APPENDIX A TO THE STATEMENT OF ADDITIONAL INFORMATION.

GENERAL

    The Fund's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 2,150 AMPS, Series M7, 2,150 AMPS, Series T28, 2,150 AMPS, Series W7 and 2,150 AMPS, Series TH28. All AMPS will have a liquidation preference of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared).

    The AMPS of each series will rank on parity with any other series of AMPS and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each AMPS carries one vote on matters on which AMPS can be voted. The AMPS, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued AMPS. The Board of Trustees may by resolution classify or reclassify any authorized and unissued AMPS from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

DIVIDENDS AND RATE PERIODS

    The following is a general description of dividends and rate periods for the AMPS.

    RATE PERIODS. The initial rate period and rate for each series of AMPS is as set forth below:

                                          INITIAL RATE PERIOD  INITIAL DIVIDEND RATE
                                          -------------------  ---------------------
Series M7...............................     12 days               1.09%
Series T28..............................     41 days               1.09%
Series W7...............................     14 days               1.09%
Series TH28.............................     29 days               1.09%

    Any subsequent rate periods of a series of AMPS will generally be seven (in the case of Series M7 and W7) or 28 (in the case of Series T28 and TH28) days. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See
"--Designation of Special Rate Periods" below.

    DIVIDEND PAYMENT DATES. Dividends on each series of AMPS will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and

Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series as follows:

                                          INITIAL DIVIDEND  SUBSEQUENT DIVIDEND
                                           PAYMENT DATE*    PAYMENT DAYS ON EACH
                                          ----------------  --------------------
Series M7...............................       August 5      Every seven days
Series T28..............................    September 3       Every 28 days
Series W7...............................       August 7      Every seven days
Series TH28.............................      August 22       Every 28 days
------------
*  All dates are 2003.

    Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Statement. In addition, the Fund may specify different dividend payment dates for any special rate period of more than seven days in the case of the Series M7 and W7 AMPS and more than 28 days in the case of Series T28 and TH28 AMPS, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period.

    If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

    - the Dividend Payment Date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to by paid using their reasonable best efforts;

    - the affected dividend period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

    - the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

    Dividends will be paid through the Depository Trust Company ("DTC") on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

    CALCULATION OF DIVIDEND PAYMENT. The Fund computes the dividends per share payable on AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.

    Dividends on AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

    The maximum applicable rate for any standard rate period will be (as set forth in the table below) the greater of (A) the applicable percentage of the reference rate or (B) the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency.

            CREDIT RATINGS FOR AMPS
-----------------------------------------------  APPLICABLE PERCENTAGE OF
            MOODY'S                   FITCH           REFERENCE RATE       APPLICABLE SPREAD
--------------------------------  -------------  ------------------------  -----------------
              Aaa                      AAA                 125%              125 bps
           Aa3 or Aa1              AA- to AA+              150%              150 bps
            A3 to A1                A- to A+               200%              200 bps
          Baa3 to Baa1            BBB- to BBB+             250%              250 bps
         Ba1 and below            BB+ and below            300%              300 bps

    Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:

                MAXIMUM APPLICABLE RATE  MAXIMUM APPLICABLE RATE  METHOD USED TO DETERMINE
                 USING THE APPLICABLE     USING THE APPLICABLE     THE MAXIMUM APPLICABLE
REFERENCE RATE        PERCENTAGE                 SPREAD                     RATE
--------------  -----------------------  -----------------------  ------------------------
   1%                    1.25%                    2.25%               Spread
   2%                    2.50%                    3.25%               Spread
   3%                    3.75%                    4.25%               Spread
   4%                    5.00%                    5.25%               Spread
   5%                    6.25%                    6.25%               Either
   6%                    7.50%                    7.25%             Percentage

    Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.

    RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the AMPS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the AMPS or purchase or redeem AMPS if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of AMPS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

    In addition, a declaration of a dividend or other distribution on or purchase or redemption of AMPS may be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; or (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

    While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

    - In the case of Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "Rating Agency Guidelines" below);

    - In the case of Fitch's coverage requirements, immediately after such transaction, the Aggregate Fitch Value (i.e., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

    - Immediately after such transaction, the Investment Company Act Preferred Shares Asset Coverage (as defined under "Rating Agency Guidelines" below) is met;

    - Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

    - The Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

    The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, if the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

    DESIGNATION OF SPECIAL RATE PERIODS. The Fund may, in certain situations, at its sole option, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Fitch and Moody's or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS, and the lead Broker-Dealer designated by the Fund must not have objected to declaration of a special rate period. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount. A notice of special rate period also will specify whether the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

VOTING RIGHTS

    Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

    Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the Fund's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including AMPS as described above, would constitute a majority of the Board. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including AMPS, will automatically terminate.

    So long as any AMPS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of a majority of the AMPS outstanding at the time (voting together as a separate class),

    (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional shares of any series of AMPS or any other class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets on liquidation, unless, in the case of shares of preferred shares on parity with the AMPS, the Trust obtains written confirmation from Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) or any substitute rating agency (if any such substitute rating agency is then rating the AMPS) that the issuance of such additional class or series would not impair the rating then assigned by such rating agency to the AMPS and the Fund continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

    (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

    (c) authorize the Fund's conversion from a closed-end to an open-end investment company; or

    (d) approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the AMPS.

    So long as any shares of the AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

    To the extent permitted under the Investment Company Act, the Fund will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Fund's Agreement and Declaration of Trust or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Fund's Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would materially and adversely affect the contract rights of the holders of common shares expressly set forth in the Fund's charter.

    The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been
(i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

RATING AGENCY GUIDELINES

    The Fund is required under Fitch and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). Fitch and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The Fitch and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the AMPS then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

    The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, as of the last business day of each month in which AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("Investment Company Act Preferred Shares Asset Coverage"). Fitch and Moody's have agreed that the auditors must issue a report once per year regarding the asset coverage test on a date randomly selected by the auditors. Based on the Fund's assets and liabilities as of June 30, 2003, and assuming the issuance of all AMPS offered hereby and the use of the proceeds as intended, the Investment Company Act Preferred Shares Asset Coverage with respect to AMPS would be computed as follows:

        Value of Fund assets less liabilities
          not constituting senior securities                 783,610,482
                                                      =                     =    364%
       ----------------------------------------             ------------

     Senior securities representing indebtedness             215,000,000
          plus liquidation value of the AMPs

    If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem the AMPS as described below under "Redemption."

    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Fitch and Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Fitch or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by Fitch and Moody's to the AMPS.

    The Board of Trustees may amend the definition of maximum applicable rate to increase the percentage amount by which the reference rate is multiplied to determine the maximum applicable rate without the vote or consent of the holders of AMPS, including each series, or any other shareholder of the Fund, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.

    As described by Fitch and Moody's, the AMPS rating is an assessment of the capacity and willingness of the Fund to pay AMPS' obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell the AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Fitch and Moody's by the Fund and Advent and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

    The rating agency guidelines will apply to the AMPS only so long as such rating agency is rating these shares. The Fund will pay fees to Fitch and Moody's for rating the AMPS.

REDEMPTION

    MANDATORY REDEMPTION. The Fund is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the AMPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the AMPS, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Fund's Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Fund. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

    OPTIONAL REDEMPTION. The Fund at its option may, without the consent of the holders of AMPS, redeem the shares of any series of AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of a series of AMPS may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. The Fund has the authority to redeem AMPS for any reason.

LIQUIDATION

    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts provided for as described herein, the holders of AMPS as such will have no right or claim to any of the remaining assets of the Fund.

    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                  THE AUCTION
GENERAL

    The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

    AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for AMPS, so long as the applicable rate for AMPS is to be based on the results of an auction.

    The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 45 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

    BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.

    The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the AMPS held by that Broker-Dealer's customer upon settlement in an auction.

    The Fund may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the other agreements.

AUCTION PROCEDURES

    Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer:

    1. Hold Order--indicating its desire to hold AMPS without regard to the applicable rate for the next rate period.

    2. Bid--indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next period is less than the rate or spread specified in the bid.

    3. Sell Order--indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next period.

    A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 28 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.

    A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

    There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids, the applicable rate for shares of such series for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

    If there are not sufficient clearing bids for such series, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the reference rate.

    The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

    The auctions for Series M7 and W7 AMPS will normally be held every seven days (normally every Monday and Wednesday, respectively), and each subsequent rate period will normally begin on the following business day (normally the following Tuesday and Thursday, respectively). The auction for Series T28 and TH28 AMPS will normally be held every 28 days (normally on a Tuesday and Thursday, respectively) and each subsequent rate period will normally begin on the following business day (normally the following Wednesday or Friday, respectively).

    If an Auction Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction Procedures for any reason, then the dividend rate for the next dividend period will be the dividend rate determined on the previous Auction Date. However, if the New York Stock Exchange is closed for such reason for three or less than three consecutive business days, then the dividend rate for the next dividend period shall be the dividend rate determined by auction on the first business day following such Auction Date.

    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A........................  Owns 500 shares, wants to sell all 500    Bid order of 4.1% rate for all 500
                                          shares if auction rate is less than 4.1%  Shares

Current Holder B........................  Owns 300 shares, wants to hold            Hold order--will take the auction rate

Current Holder C........................  Owns 200 shares, wants to sell all 200    Bid order of 3.9% rate for all 200
                                          shares if auction rate is less than 3.9%  shares

Potential Holder D......................  Wants to buy 200 shares                   Places order to buy at or above 4.0%

Potential Holder E......................  Wants to buy 300 shares                   Places order to buy at or above 3.9%

Potential Holder F......................  Wants to buy 200 shares                   Places order to buy at or above 4.1%

    The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF AMPS

    The Broker-Dealers are expected to maintain a secondary trading market in the AMPS outside of the auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that a secondary trading market for AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The AMPS will not be listed on any stock exchange or on the NASDAQ market.

    Investors who purchase AMPS in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

    A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

    - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

    -  to a Broker-Dealer; or

    - to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your AMPS in the name of a Broker-Dealer, a sale or transfer of your AMPS to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the AMPS immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

    Further description of the auction procedures can be found in the Statement.

                           DESCRIPTION OF BORROWINGS

    The Fund's Agreement and Declaration of Trust authorizes the Fund, without prior approval of holders of common and preferred shares, including AMPS, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

    LIMITATIONS. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300% with respect to such securities. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

    DISTRIBUTION PREFERENCE. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the AMPS shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to AMPS shareholders in certain circumstances.

    VOTING RIGHTS. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund, including AMPS.

    The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Agreement and Declaration of Trust.

                          DESCRIPTION OF COMMON SHARES

    In addition to the AMPS, the Agreement and Declaration of Trust of the Fund, dated as of February 19, 2003, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any AMPS are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on AMPS have been paid, unless asset coverage (as defined in the 1940 Act) with respect to AMPS would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the AMPS have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

    The Fund's common shares are traded on the New York Stock Exchange under the symbol "AVK."

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

    The Agreement and Declaration of Trust of the Fund includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

    In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

    The 5% holder transactions subject to these special approval requirements are:

    - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

    - the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan;

    - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

    - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

    To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding AMPS, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

    To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

    For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series voting as a separate class or series also will be required.

    The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Fund's Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                          REPURCHASE OF COMMON SHARES

    Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares may also trade at a discount to their net asset value. The market price of the Fund's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund's common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Fund to repurchase AMPS to maintain asset coverage requirements imposed by the 1940 Act or any rating agency rating the AMPS at that time.

                                  TAX MATTERS

FEDERAL TAX MATTERS

    The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the AMPS. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Statement of Additional Information do not constitute tax advice. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

    The Fund intends to distribute at least annually all or substantially all of its taxable income or realized capital gain. Distributions of investment company taxable income including net short-term gain are taxable as ordinary income (to the extent of the current and accumulated earnings and profits of the Fund). Such income (if designated by the Fund) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent the Fund's income consists of qualifying dividends received from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Due to the Fund's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporate shareholders under the Code and will generally not qualify for the reduced rate on qualified dividend income. Distributions of net long-term capital gain that are designated by the Fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your AMPS and will not qualify for a dividends received deduction available to corporate shareholders. Under the 2003 Tax Act, the tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions by the Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the tax basis in your shares. Any excess will be treated as gain from the sale of your shares.

    Gain or loss resulting from the sale or exchange of AMPS will be measured by the difference between the proceeds of the sale and the holders' adjusted tax basis in the shares being sold or exchanged and will generally be taxable as capital gain or loss, and will be a long-term capital gain or loss if you have held your shares for more than one year. For corporate shareholders, both long-term and short-term capital gain is taxed at the 35% rate. For non-corporate shareholders, under the 2003 Tax Act, long-term capital gain is generally taxed at a maximum rate of 15% and short-term capital gain is taxed at the maximum rate of 35% applicable to ordinary income.

    The IRS has taken the position that if a regulated investment company has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common shareholders and preferred shareholders as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction to common shareholders and preferred shareholders. The amount of net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction allocable among common shareholders and the preferred shareholders will depend upon the amount of such net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on shares of common stock and the AMPS during a taxable year.

    Each year, you will receive a year-end statement designating the amounts of capital gain, qualified dividend income and dividends which qualify for the dividends received deduction paid to you during the preceding year. You will receive this statement from the firm where you purchased your AMPS if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

    The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

    In order to avoid corporate taxation of its taxable income, the Fund must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to make such an election and meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits.

    Based, in part, on a lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock, rather than debt of the Fund. It is possible, however, that the IRS could take a contrary position asserting for example that the AMPS constitutes debt of the Fund. If that position were upheld, distributions on the AMPS would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund.

    The Fund may be required to withhold taxes on certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding.

    Please refer to the Statement of Additional Information for more detailed information. Fund distributions may also be subject to state and local taxes. You are urged to consult your tax advisor.

                                SERVICING AGENT

    Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as servicing agent to the Fund. Pursuant to a servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular written and oral communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community. As compensation for its services, the Fund pays the Servicing Agent an annual fee based on the average weekly value of the Fund's Managed Assets during such month.

    If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

    - the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .21% of the average weekly value of the Fund's Managed Assets; and

    - the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .085% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April 30, 2011).

    If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

    - the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .20% of the average weekly value of the Fund's Managed Assets; and

    - the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .175% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April 30, 2011).

    The Servicing Agreement is effective on the date the Fund's registration statement is declared effective and will terminate unless approved annually by the Board of Trustees of the Fund. The Servicing Agreement is terminable upon 30 days' notice by the Fund and 60 days' notice by the Servicing Agent.

    Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is a member of the National Association of Securities Dealers and is registered as a broker-dealer. The Servicing Agent has limited experience servicing registered investment companies.

                                  UNDERWRITING

    Subject to the terms and conditions of the purchase agreement dated
July 21, 2003, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.

                                                     NUMBER OF AMPS
                                ---------------------------------------------------------
UNDERWRITER                      SERIES M7     SERIES T28     SERIES W7     SERIES TH28
-----------                     ------------  -------------  ------------  --------------
Merrill Lynch, Pierce,
  Fenner & Smith
          Incorporated........        1,935          1,935         1,935           1,935
Wachovia Capital Markets,
  LLC.........................          215            215           215             215
                                -----------   ------------   -----------   -------------
          Total...............        2,150          2,150         2,150           2,150
                                ===========   ============   ===========   =============

    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the AMPS by Moody's and Fitch, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund and Advent have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

    The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any shares purchased in the initial public offering on or before July 24, 2003.

    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

    The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of Wachovia Capital Markets, LLC is 301 South College Street, Charlotte, North Carolina 28288.

    The settlement date for the purchase of the AMPS will be July 24, 2003, as agreed upon by the underwriters, the Fund and Advent pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                   ADMINISTRATOR, CUSTODIAN, FUND ACCOUNTANT,
       AUCTION AGENT, TRANSFER AGENT, DIVIDEND-PAYING AGENT AND REGISTRAR

    The Administrator and Fund Accountant of the Fund is The Bank of New York, a banking corporation organized under the laws of the state of New York and located at 101 Barclay Street, New York, New York 10286. The Bank of New York is also the Custodian with respect to the assets of the Fund. In addition, The Bank of New York acts as Auction Agent, Transfer Agent, Dividend-Paying Agent and Registrar with respect to the AMPS.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the AMPS will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP. Skadden, Arps, Slate, Meagher & Flom LLP serves as counsel to the Advisor and other funds advised by the Advisor.

                             AVAILABLE INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Securities and Exchange Commission's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

    This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    Additional information about the Fund and AMPS can be found in the Fund's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund's registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                        PAGE
                                                                        ----
Use of Proceeds.......................................................   S-1
Investment Objective and Policies.....................................   S-1
Investment Policies and Techniques....................................   S-3
Other Investment Policies and Techniques..............................   S-6
Management of the Fund................................................  S-11
Portfolio Transactions and Brokerage..................................  S-18
Additional Information Concerning The Auctions for AMPS...............  S-18
Description of Common Shares..........................................  S-20
Other Shares..........................................................  S-20
Repurchase of Common Shares...........................................  S-20
Tax Matters...........................................................  S-21
Experts...............................................................  S-24
Additional Information................................................  S-24
Report of Independent Accountants and Financial Statements............   F-1
Appendix A--Statement of Preferences of Auction Market Preferred
  Shares..............................................................   A-1
Appendix B--Description of Ratings....................................   B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $215,000,000

                     ADVENT CLAYMORE CONVERTIBLE SECURITIES
                                AND INCOME FUND

                        AUCTION MARKET PREFERRED SHARES
                            2,150 SHARES, SERIES M7
                            2,150 SHARES, SERIES T28
                            2,150 SHARES, SERIES W7
                           2,150 SHARES, SERIES TH28
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                               -----------------
                                   PROSPECTUS
                               -----------------

                              MERRILL LYNCH & CO.
                              WACHOVIA SECURITIES

                                 JULY 21, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

Advent Claymore Convertible Securities and Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. This Statement of Additional Information relating to AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated July 21, 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 345-7999. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the same meanings ascribed to them in the prospectus or the Statement of Preferences of AMPS (the "Statement") attached hereto as Appendix A.

            TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds                                                       S-1
Investment Objective and Policies                                     S-1
Investment Policies and Techniques                                    S-3
Other Investment Policies and Techniques                              S-6
Management of the Fund                                               S-11
Portfolio Transactions and Brokerage                                 S-18
Additional Information Concerning The Auctions for AMPS              S-18
Description of Common Shares                                         S-20
Other Shares                                                         S-20
Repurchase of Common Shares                                          S-20
Tax Matters                                                          S-21
Experts                                                              S-24
Additional Information                                               S-24
Report of Independent Accountants and Financial Statements            F-1
Appendix A - Statement of Preferences of AMPS                         A-1
Appendix B - Description of Ratings                                   B-1

                                 USE OF PROCEEDS

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the investment objective and policies within three months after completion of the offering. Pending such investment, the net proceeds may be invested in U.S. government securities high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily the types of securities in which the Fund may invest directly.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund's investment objective will be achieved.

INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and AMPS voting together as a single class, and of the holders of a majority of the outstanding AMPS voting as a separate class:

             (1) invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to government securities;

             (2) with respect to 75% of its Managed Assets, invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

             (3) issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act") (see "Description of Borrowings" in the prospectus), or pledge its assets other than to secure such issuances or in connection with Strategic Transactions and other investment strategies;

             (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of convertible securities and non-convertible income securities consistent with the Fund's investment objective and policies or the entry into repurchase agreements;

             (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

             (6) purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; or

             (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

     When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

     Under the Investment Company Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

             (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's Managed Assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

             (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

             (3) purchase securities of companies for the purpose of exercising control.

     With respect to the Fund's non-fundamental policy of investing 80% of its Managed Assets in convertible securities and non-convertible income securities, the Fund has adopted a policy to provide shareholders of the Fund at least 60 days' prior notice of any change in this non-fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the Investment Company Act and the rules and regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

     In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and such securities do not represent more than 10 percent of the voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

     The Fund has applied for ratings for the AMPS from Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any AMPS that it intends to issue would be initially given the highest ratings by Moody's
(Aaa) or by Fitch (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of AMPS by the Fund. Moody's and Fitch receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

     Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Fund's Managed Assets will be invested in lower grade securities, although all of the Fund's assets may from time to time be invested in lower grade securities.

INVESTMENT PHILOSOPHY AND PROCESS

     The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

LOWER GRADE SECURITIES

     A substantial portion of the Fund's assets may be invested in lower grade securities rated below investment grade. The lower grade securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

     INVESTMENT IN LOWER GRADE SECURITIES INVOLVES SUBSTANTIAL RISK OF LOSS. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade securities tend to be very volatile, and these securities are less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks:

     -    increased price sensitivity to a deteriorating economic environment;

     -    greater risk of loss due to default or declining credit quality;

     - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     - if a negative perception of the lower grade securities market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for lower grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with lower grade securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the income securities markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

     The Fund may only invest in high yield securities that, at the time of purchase by the Fund, are rated CCC or higher by S&P, rated Caa or higher by Moody's or unrated securities determined by the Advisor to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. However, securities held by the Fund may become the subject of bankruptcy proceedings or otherwise default. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

     DISTRESSED SECURITIES. The Fund may hold securities that become the subject of bankruptcy proceedings or are otherwise in default as to the repayment of principal and/or payment of interest. The Fund may also hold securities whose ratings are downgraded, subsequent to the time of purchase of such securities by the Fund, to a rating in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's) or which are unrated investments considered by the Advisor to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

SHORT-TERM FIXED INCOME SECURITIES

     For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

             (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by
     (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

             (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

             (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.

             The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

             (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Advisor and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

ILLIQUID SECURITIES

     The Fund will not invest more than 15% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, (i) restricted securities (securities the disposition of which is restricted under the Federal securities laws), (ii) securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid and
(iii) repurchase agreements with maturities in excess of seven days.

SHORT SALES

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

BORROWING

     Although the Fund is authorized by its fundamental investment restrictions to issue AMPS in an amount up to 50% of its Managed Assets, the Fund anticipates that under current market conditions it will offer AMPS representing no more than 35% of its Managed Assets immediately after the issuance of the AMPS. The Fund reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies-Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of AMPS.

STRATEGIC TRANSACTIONS

     Consistent with its investment objective and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.

     INTEREST RATE TRANSACTIONS. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the Fund's cost of borrowing.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("future contracts") of securities, aggregates of securities, financial indices and U.S. government debt securities or options on the foregoing securities to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Fund will engage in such transactions in accordance with the rules and regulations of the CFTC.

     CREDIT DERIVATIVES. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms or credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund for hedging purposes. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

     CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

     PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. As with calls, the Fund may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

     The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (iv) the obligation to meet additional variation margin or other payment requirements.

     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Advisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

     The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a correlation between the two currencies.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

     Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See "Tax Matters."

REPURCHASE AGREEMENTS

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF SECURITIES

     The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund ("Qualified Institutions"). By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),
(iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending securities, subject to review by the Fund's Board of Trustees.

     The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Fund may purchase bonds on a "when-issued" basis and may purchase or sell bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund entered into a transaction on a when-issued or forward commitment basis, it may segregate with its custodian cash or other liquid securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

PAY-IN-KIND SECURITIES

     The Fund may invest pay-in-kind, or "PIK," securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current Federal tax law requires the holder of certain PIK securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

BRADY BONDS

     The Fund's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Fund may purchase have no or limited collateralization, and the Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund may invest are likely to be acquired at a discount.

ZERO COUPON BONDS

     The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current Federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Tax Matters."

STRUCTURED INVESTMENTS

     The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structures Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

     The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

     Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

WARRANTS

     The Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe to other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in the manner that it believes will reduce its risk of a loss in connection with the sale.

                             MANAGEMENT OF THE FUND

INVESTMENT MANAGEMENT AGREEMENT

     Although Advent intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of Advent are not exclusive, and Advent provides similar services to other clients and may engage in other activities.

     The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

     The investment management agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on March 27, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Fund to pay a management fee to the Advisor based on the average weekly value of the Fund's Managed Assets. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed to the Advisor.

     If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

     - the Advisor will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .54% of the average weekly value of the Fund's Managed Assets; and

     - the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of .115% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April 30, 2011).

If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

     - the Advisor will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .55% of the average weekly value of the Fund's Managed Assets; and

     - the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of .025% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), after which the Advisor anticipates that it will not waive any portion of the management fee.

     In approving this agreement the Board of Trustees considered, among other things, the nature and quality of services to be provided by the Advisor, the profitability to the Advisor of its relationship with the Fund, economies of scale and comparative fees and expense ratios.

     The investment management agreement and the waiver of the management fee were approved by the sole common shareholder of the Fund as of April 23, 2003. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

TRUSTEES AND OFFICERS

     The officers of the Fund manage its day-to-day operations. The officers are directly responsible to the Fund's Board of Trustees which sets broad policies for the Fund and chooses its officers. Following is a list of his present positions and principal occupations during the last five years. The business address of the Fund, the Advisor and their board members and officers is 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, unless specified otherwise below.

     NAME, ADDRESS, AGE               TERM OF OFFICE         PRINCIPAL OCCUPATION DURING
    AND POSITION(S) HELD               AND LENGTH OF          THE PAST FIVE YEARS AND             OTHER DIRECTORSHIPS
      WITH REGISTRANT                   TIME SERVED             OTHER AFFILIATIONS                  HELD BY TRUSTEE
------------------------------      ------------------   ------------------------------------   ------------------------
INDEPENDENT TRUSTEES:
Derek Medina                        3 years(1)(2)        Executive Director of Business         Former Director of
ABC News                                                 Development at ABC News from           Episcopal Social
47 West 66th Street                                      2000-present. Formerly Director of     Services. Director of
New York, NY 10023                                       Business Affairs at ABC News           Young Scholar's
Age:  36                                                 (1998-2000). Former Associate at       Institute.
Trustee                                                  Cleary Gottlieb Steen & Hamilton
                                                         (1995-1998).  Former Associate in
                                                         Corporate Finance at J.P. Morgan/
                                                         Morgan Guaranty (1988-1990).

Ronald Nyberg                       3 years(1)(2)        Founding Partner of Nyberg and         Director, CRS
200 East 5th Avenue                                      Gustafson, a law firm specializing     Productions Inc.,
Suite 116                                                in Corporate Law, Estate Planning      Juvenile Diabetes
Naperville, IL 60563                                     and Business Transactions from         Research Foundation,
Age:  49                                                 2000-present. Formerly Executive       Chicago Chapter, and
Trustee                                                  Vice President, General Counsel and    Edward Hospital
                                                         Corporate Secretary of Van Kampen      Foundation, Naperville,
                                                         Investments (1982-1999). Former        IL Trustee, North Park
                                                         Associate at Querrey & Harrow, a law   University, Chicago;
                                                         firm (1978-1982).                      Trustee, MBIA Capital/
                                                                                                Claymore Managed Duration
                                                                                                Investment Grade Municipal
                                                                                                Funds

Gerald L. Seizert                   3 years(1)(2)        Chief Executive Officer of Seizert     Former Director of
Seizert Hershey & Company, LLC                           Hershey & Company, LLC where he        Loomis, Sayles and Co.,
1668 S. Telegraph                                        directs the equity disciplines of      L.P.
Suite 120                                                the firm and serves as a co-manager
Bloomfield Hills, MI 48302                               of the firm's hedge fund, Seizert
Age:  50                                                 Capital Partners Fund, L.P. from
Trustee                                                  2000-present. Formerly Co-Chief
                                                         Executive (1998-1999) and a Managing
                                                         Partner and Chief Investment
                                                         Officer-Equities of Munder Capital
                                                         Management, LLC (1995-1999). Former
                                                         Vice President and Portfolio Manager
                                                         of Loomis, Sayles & Co., L.P.
                                                         (1984-1995).
                                                         Former Vice President and Portfolio
                                                         Manager at First of America Bank
                                                         (1978-1984).

     NAME, ADDRESS, AGE               TERM OF OFFICE         PRINCIPAL OCCUPATION DURING
    AND POSITION(S) HELD               AND LENGTH OF          THE PAST FIVE YEARS AND             OTHER DIRECTORSHIPS
      WITH REGISTRANT                   TIME SERVED             OTHER AFFILIATIONS                  HELD BY TRUSTEE
------------------------------      ------------------   ------------------------------------   ------------------------
Ronald E. Toupin, Jr.               3 years(1)(2)        Formerly Vice President, Manager and   Trustee, MBIA Capital/
117 Ashland Avenue                                       Portfolio Manager of Nuveen Asset      Claymore Managed Duration
River Forest, IL 60305                                   Management (1998-1999), Vice           Investment Grade
Age:  44                                                 President and Portfolio Manager of     Municipal Funds
Trustee                                                  Nuveen Investment Advisory
                                                         Corporation (1992-1999), Vice
                                                         President and Manager of Nuveen Unit
                                                         Investment Trusts (1991-1998), and
                                                         Assistant Vice President and
                                                         Portfolio Manager of Nuveen Unit
                                                         Trusts (1988-1990), each of John
                                                         Nuveen & Company, Inc. (1982-1999).

INTERESTED TRUSTEES:

Tracy V. Maitland                   3 years(1)(2)        President of Advent Capital
1065 Avenue of the Americas                              Management, LLC, which he founded in
31st Floor                                               June, 2000. Prior to June, 2000,
New York, NY 10018                                       President of Advent Capital
Age:  42                                                 Management, a division of Utendahl
Trustee, President and Chief                             Capital.
Executive Officer

Nicholas Dalmaso                    3 years(1)(2)        Senior Managing Director and General   Director, VP and Asst.
210 N. Hale Street                                       Counsel of Claymore Securities, Inc.   Secretary, F & C / Claymore
Wheaton, IL 60187                                        from 2001-present. Formerly            Preferred Securities Income
Age:  38                                                 Assistant General Counsel, John        Fund Incorporated; Trustee,
Trustee                                                  Nuveen and Company Inc. (1999-2001).   MBIA Capital/Claymore
                                                         Former Vice President and Associate    Managed Duration Investment
                                                         General Counsel of Van Kampen          Grade Municipal Funds
                                                         Investments Inc (1992-1999). Former
                                                         Associate at Cantwell and Cantwell,
                                                         a law firm (1991-1992).

Michael A. Smart                    3 years(1)(2)(3)     Advisor to First Atlantic Capital      Director, Country Pure
8 Antler Place                                           Ltd., a private equity firm, from      Foods and Director,
New Rochelle, NY 10804                                   2001-present. Formerly a Managing      Ecofaith.com (Faith and
Age:  43                                                 Director in Investment Banking-The     Spiritual-based ISP).
Trustee                                                  Private Equity Group (1995-2001) and
                                                         a Vice President in Investment
                                                         Banking-Corporate Finance
                                                         (1992-1995) at Merrill Lynch & Co.
                                                         Founding Partner of The Carpediem
                                                         Group, a private placement firm
                                                         (1991-1992). Former Associate at
                                                         Dillon, Read and Co. (1988-1990).

(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

          - Messrs. Seizert, Toupin and Medina, as Class I trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders.
          - Messrs. Smart and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund's 2005 annual meeting of shareholders.
          - Messrs. Maitland and Dalmaso, as Class III Trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.
          -
(2)  Each trustee has served in such capacity since the Fund's inception.

(3) Mr. Smart will cease to be an Interested Trustee once Merrill Lynch is no longer a principal underwriter of the Fund.

                                                              PRINCIPAL OCCUPATION DURING THE PAST
    NAME AND AGE               TITLE                           FIVE YEARS AND OTHER AFFILIATIONS
---------------------   ---------------------   --------------------------------------------------------------------
OFFICERS:

Les Levi                Vice President          Advent Capital Management, LLC: Managing Director - High Yield
Age: 50                                         Investments, 2002 - present; JP Morgan Chase: Managing Director,
                                                High Yield - Investment Banking, 2001-2002; Managing Director, High
                                                Yield Research, 1997-2000.

F. Barry Nelson         Vice President and      Co-Portfolio Manager and Research Director at Advent Capital
Age: 60                 Assistant Secretary     Management, LLC from June, 2000 to present. Prior to June, 2000, Mr.
                                                Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.

Paul Latronica          Treasurer and Chief     Advent Capital Management, LLC: Vice President and Senior Trader,
Age: 31                 Financial Officer       June, 2000 - present. Prior to June, 2000, Mr. Latronica held the same position at Advent Capital Management, a division of Utendahl
                                                Capital.

Rodd Baxter             Secretary               Advent Capital Management, LLC: General Counsel - Legal, 2002 to
Age: 52                                         present; SG Cowen Securities Corporation: Director and Senior
                                                Counsel, 1998-2002; Cowen & Co: General Counsel of Cowen Asset
                                                Management, 1992-1998.

     Prior to the initial public offering of the Fund's common shares, all of the outstanding shares of the Fund were owned by Advent Capital Management, LLC.

                                                        AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES IN ALL
                                                     REGISTERED INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY       OVERSEEN BY TRUSTEES IN THE
NAME OF BOARD MEMBER    SECURITIES IN THE FUND (1)        FAMILY COMPANIES (1)
---------------------   --------------------------   -------------------------------
Michael A. Smart                 $0                             $0
Ronald E. Toupin, Jr.            $0                             $0
Gerald L. Seizert                $100,000                       $100,000
Ronald Nyberg                    $0                             $0
Derek Medina                     $0                             $0
Tracy V. Maitland                $100,000                       $100,000
Nicholas Dalmaso                 $0                             $0

(1)  As of May 2, 2003.

         The fees and expenses of the Independent Trustees of the Fund are paid by the Fund. It is estimated that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund's calendar year ending December 31, 2003, assuming the Fund had been in existence for the full calendar year.

                                                        TOTAL ESTIMATED COMPENSATION
                                                           FROM THE FUND AND FUND
                          ESTIMATED COMPENSATION           COMPLEX PAID TO BOARD
NAME OF BOARD MEMBER            FROM FUND                        MEMBER(1)
---------------------   --------------------------   ---------------------------------
Michael A. Smart                 $9,000                         $10,000(2)
Ronald E. Toupin, Jr.            $9,000                         $10,000(2)
Gerald L. Seizert                $9,000                         $10,000(2)
Ronald Nyberg                    $9,000                         $9,000
Derek Medina                     $9,000                         $9,000

(1) Estimates the total compensation to be earned by such person during the calendar year ending December 31, 2003 from the Fund.

(2)  Includes compensation for service on the Audit Committee.

     Each Independent Trustee receives an annual fee of $5,000, plus $1,000 for each meeting of the Board of Trustees attended by such Independent Trustee. Each trustee is entitled to reimbursement for all travel and out-of-pocket expenses of such trustee incurred in connection with attending each meeting of the Board of Trustees and any committee thereof. Messrs. Smart, Toupin, Jr. and Seizert will receive an additional $1,000 per annum from the Fund for their service on the Audit Committee.

     The Board of Trustees of the Fund currently has two committees: an Executive Committee and an Audit Committee.

     The Executive Committee consists of Tracy V. Maitland and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Fund. The Executive Committee, subject to the Fund's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full Board of Trustees in the intervals between meetings of the Board.

     The Audit Committee consists of Michael A. Smart, Ronald E. Toupin, Jr. and Gerald L. Seizert. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Fund, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants.

     The Audit Committee had its first meeting on June 19, 2003. Prior to June 19, 2003, the Audit Committee had selected the independent auditors of the Fund by action by written consent dated March 27, 2003. The Executive Committee has not had a meeting in the current fiscal year.

     No trustee who is not an interested person of the Fund owns beneficially or of record any security of the Advisor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor.

     The Fund has adopted policies relating to its proxy voting procedures in accordance with applicable Federal and state law.

CODES OF ETHICS

     The Fund and the Advisor have adopted a consolidated code of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Security and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-942-8090. The consolidated code of ethics is available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT ADVISOR

     Advent Capital Management, LLC, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's advisor. Advent operates as a limited liability company and had over $2.4 billion in assets under management as of June 30, 2003. The Advisor is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible securities for institutional and individual investors, and members of the investment team at Advent have experience managing high yield securities. Each member of the investment team has over 15 years of experience in the convertible securities market. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund. Advent has not previously served as investment advisor to a registered investment company.

SERVICING AGENT

     Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as servicing agent to the Fund. Pursuant to a shareholder servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular written and oral communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community. As compensation for its services, the Fund pays the Servicing Agent an annual fee based on the average weekly value of the Fund's Managed Assets during such month.

     If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

     - the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .21% of the average weekly value of the Fund's Managed Assets; and

     - the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .085% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April 30, 2011).

     If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

     - the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .20% of the average weekly value of the Fund's Managed Assets; and

     - the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .175% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April 30, 2011).

     Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is a member of the National Association of Securities

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Dealers and is registered as a broker-dealer. The Servicing Agent has limited experience servicing registered investment companies.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund and brokerage commission rates are made by the Advisor. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or a series of transactions between such broker and the Fund or the Advisor. Research and investment information may be provided by these and other brokers at no cost to the Advisor and is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor's expenses, it is not possible to estimate its value and in the opinion of the Advisor it does not reduce the Advisor's expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is not a formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Advisor may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisor may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

     One or more of the other funds which the Advisor manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's Board of Trustees that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

             ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

GENERAL

     The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Fund's Directors, as described under "Description of the AMPS--Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in AMPS, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

     The auction agent (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the AMPS (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

     The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the Auction Agent's registry of holders, and the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

     The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund has entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

     The Auction Agent after each Auction for the AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                          DESCRIPTION OF COMMON SHARES

     A description of common shares is contained in the prospectus. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition of listing.

                                  OTHER SHARES

     The Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the AMPS.

                           REPURCHASE OF COMMON SHARES

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's preferred shares, including AMPS, are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred share, including AMPS, dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares, including AMPS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     The following is a discussion of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of AMPS of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

     The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to Federal income tax on long-term capital gain, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholder) on December 31.

     The IRS has taken the position that if a regulated investment company has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common shareholders and preferred shareholders as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction to common shareholders and preferred shareholders. The amount of net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction allocable among common shareholders and the preferred shareholders will depend upon the amount of such net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on shares of common stock and the AMPS during a taxable year.

     Based in part on a lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock, rather than debt, of the Fund. It is possible, however, that the IRS could take a contrary position, asserting, for example, that the AMPS constitute debt of the Fund. If that position were upheld, distributions on the AMPS would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund.

     In order to avoid a 4% Federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no Federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any tax year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Fund's earnings and profits. In addition, the Fund may not immediately re-qualify as a regulated investment company afforded special tax treatment.

FUND INVESTMENTS

     Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund. In order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash with which to make required distributions to its shareholders.

     Investments by the Fund in certain "passive foreign investment companies" could subject the Fund to Federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments that cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this provision, but an election generally accelerates the recognition of income without the receipt of cash. In addition, dividends from passive foreign investment companies do not qualify for the reduced rate applicable to qualified dividend income.

     The Fund may be subject to withholding and other foreign taxes with respect to its foreign securities. The Fund does not expect to satisfy the requirements to pass through to the shareholders their share of the foreign taxes paid by the Fund. Similarly, although the Fund may invest in tax exempt securities, the Fund does not expect to pass through tax exempt income to its shareholders.

TAXATION OF SHAREHOLDERS

     Distributions by the Fund of investment company taxable income, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund). Such income if designated by the Fund, may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent the Fund's income consists of qualifying dividends received from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Due to the Fund's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporate shareholders under the Code and will generally not qualify for the reduced rate on qualified dividend income. Net long-term capital gain realized by the Fund which is properly designated as capital gain dividends and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized between May 6, 2003 and before January 1, 2009. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The sale, redemption or other disposition of AMPS generally will result in capital gain or loss to shareholders who hold their shares as capital assets. A redemption may result in ordinary income rather than capital gain if the redemption does not result in a meaningful reduction in the shareholder's proportionate interest in the Fund. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gain of corporations at the 35% rate. For non-corporate taxpayers, under the 2003 Tax Act, long-term capital gain will generally be taxed at a maximum rate of 15%, while short-term capital gain will be taxed at the maximum rate of 35% applicable to ordinary income. A redemption may result in ordinary income rather than capital gain if the redemption does not result in a meaningful reduction in the shareholder's proportionate interest in the Fund. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     No loss will be allowed on sale or other disposition of AMPS if the shareholder purchases other AMPS of the Fund or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to AMPS of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the sale or other disposition of AMPS held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gain) with respect to such AMPS.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

     A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for at least 31 days during the taxable year and a significant number of days in the prior two years.

     The Fund is required to withhold tax on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's Federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of AMPS are advised to consult their own tax advisors for more detailed information concerning the Federal income taxation of the Fund and the income tax consequences to its holders of AMPS. Holders of AMPS are also advised to consult their own tax advisors with regard to the tax consequences under the laws of state, local, foreign or other taxing jurisdictions.

                                     EXPERTS

     The Statement of Assets and Liabilities of the Fund as of April 25, 2003 included in this Statement of Additional Information has been so included in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036, provides accounting and auditing services to the Fund.

                             ADDITIONAL INFORMATION

     A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT ACCOUNTANTS
                            AND FINANCIAL STATEMENTS

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of Advent Claymore Convertible Securities and Income Fund

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of Advent Claymore Convertible Securities and Income Fund (the "Fund") at April 25, 2003, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2003

                              FINANCIAL STATEMENTS

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
STATEMENT OF NET ASSETS
APRIL 25, 2003

ASSETS:
   Cash                                                                      $    100,000
                                                                             ------------
   Total assets                                                                   100,000
                                                                             ------------
   COMMITMENTS AND CONTINGENCIES (NOTES 1 AND 2)

NET ASSETS                                                                   $    100,000
                                                                             ============

COMPOSITION OF NET ASSETS:
   Capital shares; unlimited number of shares authorized ($.001 par value)   $    100,000
                                                                             ============
NET ASSETS                                                                   $    100,000
                                                                             ============

COMMON SHARES:
   Net asset value per share
     ($100,000/4,188 shares of beneficial interest issued and outstanding    $      23.88
                                                                             ============

   Public offering price per share                                           $      23.88
                                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS.

NOTE 1 - ORGANIZATION:

     Advent Claymore Convertible Securities and Income Fund (the "Fund") was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has not had any operations to date other than the sale of 4,188 common shares of beneficial interest for the amount of $100,000.

     The Fund currently offers common shares as its only class of shares. The Fund may elect to issue Preferred Shares as part of its leverage strategy. Preferred Shares will have seniority over the common shares.

     Organizational and Offering expenses are estimated to be $1,431,775, which will borne by the Fund. Advent Capital Management, LLC and Claymore Securities, Inc., the Fund's investment advisor and servicing agent, respectively, have agreed to pay offering expenses (other than sales load, but including the reimbursement of expenses to the underwriters) in excess of $.05 per common share. Advent Capital Management, LLC and Claymore Securities, Inc. have also agreed to pay the Fund's organizational expenses.

NOTE 2 - ACCOUNTING POLICIES:

     The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 3 - INVESTMENT MANAGEMENT AGREEMENT, SERVICING AGREEMENT AND OTHER
AGREEMENTS:

     Pursuant to an Investment Management Agreement (the "Agreement") between the Advent Capital Management, LLC (the "Advisor") and the Fund, the Advisor will be responsible for the daily management of the Fund's portfolio, which includes buying and selling securities for the Fund, as well as investment research. The Advisor will receive an annual fee from the Fund based on the average weekly value of the Fund's Managed Assets. In addition, subject to the approval of the Fund's Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed by the Fund to the Advisor. The annual fee will be determined as follows:

     (a) If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to ..54% of the average weekly value of the Fund's Managed Assets. In addition, the Advisor has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of .115% of the average weekly values of the Managed Assets for the first five years of the Fund's operations and for a declining amount for an additional three years.

     (b) If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to ..55% of the average weekly value of the Fund's Managed Assets. In addition, the Advisor has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of .025% of the average weekly values of the Managed Assets for the first five years of the Fund's operations, after which the Advisor anticipates that it will not waive any portion of the management fee.

     Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the "Servicing Agent") will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average weekly value of the Fund's Managed Assets. The fee will be determined as follows:

     (a) If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to ..21% of the average weekly value of the Fund's Managed Assets. In addition, the Servicing Agent has voluntarily agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .085% of the average weekly values of the Managed Assets for the first five years of the Fund's operations and for a declining amount for an additional three years.

     (b) If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to ..20% of the average weekly value of the Fund's Managed Assets. In addition, the Servicing Agent has voluntarily agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .175% of the average weekly values of the Managed Assets for the first five years of the Fund's operations and for a declining amount for an additional three years.

     The fee waivers of the Advisor and Servicing Agent are contractual commitments of more than one year.

     The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4 - FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)

  NUMBER OF
   SHARES                                                                               VALUE
------------                                                                       ---------------
              CONVERTIBLE PREFERRED STOCKS--24.3%
              AEROSPACE AND DEFENSE--2.1%
      55,000  Northrop Grumman Corp. Ser. B                                        $     6,833,750
      50,000  Northrop Grumman Corp. Ser. E                                              5,087,500
                                                                                   ---------------
                                                                                        11,921,250
                                                                                   ---------------
              AMUSEMENT PARKS--0.9%
     266,300  Six Flags, Inc.                                                            5,246,110
                                                                                   ---------------
              AUTOMOBILES AND OTHER MOTOR VEHICLES--5.4%
     180,000  Ford Motor Company Capital Trust II                                        7,821,000
     338,304  General Motors Corp. Ser. B                                                7,578,010
     630,191  General Motors Corp, Ser. C                                               15,691,755
                                                                                   ---------------
                                                                                        31,090,765
                                                                                   ---------------
              BANKING--3.2%
     125,000  NY Community Capital Trust V                                               7,902,500
      49,200  State Street Corp.                                                        10,187,352
                                                                                   ---------------
                                                                                        18,089,852
                                                                                   ---------------
              FINANCIAL SERVICES--2.1%
     200,000  Washington Mutual Capital Trust I                                         11,850,000
                                                                                   ---------------
              INDUSTRIAL SUPPLIES--1.5%
     267,000  Motorola, Inc.                                                             8,704,200
                                                                                   ---------------
              INSURANCE--4.7%
     462,150  Chubb Corp.                                                               12,039,008
     141,000  Prudential Financial, Inc.                                                 7,888,950
      50,000  Reinsurance Group of America                                               2,781,250
      75,000  The Hartford Financial Services Group, Inc.                                4,098,000
                                                                                   ---------------
                                                                                        26,807,208
                                                                                   ---------------
              OFFICE EQUIPMENT--0.6%
      34,000  Xerox Corp.                                                                3,564,900
                                                                                   ---------------
              TRANSPORT - RAIL--1.3%
     144,000  Union Pacific Capital Trust                                                7,254,000
                                                                                   ---------------
              UTILITIES - GAS AND ELECTRIC--2.5%
     176,500  Oneok, Inc.                                                                4,973,770
     156,894  Public Service Enterprise Group, Inc.                                      9,492,087
                                                                                   ---------------
                                                                                        14,465,857
                                                                                   ---------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $137,193,565)                                                      138,994,142
                                                                                   ---------------
              PREFERRED STOCK--19.9%
              AEROSPACE AND DEFENSE--0.9%

      93,000  Raytheon Co.                                                               5,323,320
                                                                                   ---------------
              BANKS - FOREIGN--1.7%
     251,700  National Australia Bank Ltd.                                               9,776,028
                                                                                   ---------------
              CABLE TV--2.6%
     147,000  CSC Holdings, Inc. Ser. M                                                 15,104,250
                                                                                   ---------------
              ELECTRONIC COMPONENTS.--0.5%
      61,000  Pioneer Standard Electronics                                               2,981,375
                                                                                   ---------------
              ENGINE ELECTRICAL EQUIPMENT--1.2%
     127,400  Cummins Capital Trust I                                                    6,784,050
                                                                                   ---------------
              HOME FURNISHINGS--0.8%
     100,000  Newell Financial Trust I                                                   4,762,500
                                                                                   ---------------
              INSURANCE CARRIERS--3.3%
     141,300  Hartford Financial Services Group                                          7,438,032
     374,740  Unumprovident Corp.                                                       11,185,989
                                                                                   ---------------
                                                                                        18,624,021
                                                                                   ---------------
              RADIO BROADCASTING--0.8%
     100,000  Emmis Communications Corp. Ser. A                                          4,600,000
                                                                                   ---------------
              RETAIL STORES--1.5%
     221,500  Toys "R" Us, Inc.                                                         8,616,350
                                                                                   ---------------
              SPECIAL PURPOSE ENTITY--1.8%
     440,000  Equity Securities Trust I Ser. CVC                                        10,274,000
                                                                                   ---------------
              TECHNOLOGY INDUSTRIES--1.4%
       6,000  Lucent Technologies Capital Trust I                                        4,872,780
       3,275  Lucent Technologies, Inc.                                                  3,278,275
                                                                                   ---------------
                                                                                         8,151,055
                                                                                   ---------------
              UTILITIES - GAS AND ELECTRIC--3.4%
     161,000  FPL Group, Inc.                                                            9,600,430
     155,000  Keyspan Corporation                                                        8,207,250
      19,020  Southern Union Co.                                                         1,013,766
                                                                                   ---------------
                                                                                        18,821,446
                                                                                   ---------------
              TOTAL PREFERRED STOCK
              (Cost $108,001,547)                                                      113,818,395
                                                                                   ---------------
              COMMON STOCKS--3.3%
              TELECOMMUNICATIONS--3.3%
     374,447  Alltel Corp.
              (Cost $18,349,637)                                                        18,628,738
                                                                                   ---------------
              CORPORATE BONDS--37.6%
              AUTOMOTIVE AND AUTO PARTS--0.5%
   1,480,000  Advanced Accessory Systems LLC(a)

              10.75%, 6/15/11                                                      $     1,576,200
   1,482,000  United Component(a)
              9.375%, 6/15/13                                                            1,544,985
                                                                                   ---------------
                                                                                         3,121,185
                                                                                   ---------------
              BROADCASTING AND ENTERTAINMENT--1.1%
   5,600,000  Young Broadcasting
              10.00%, 3/01/11                                                            6,090,000
                                                                                   ---------------
              CHEMICALS--3.7%
   9,500,000  Equistar Chemical/Funding
              10.125%, 9/01/08                                                           9,832,500
  12,000,000  Lyondell Chemical Co.
              10.875%, 5/01/09                                                          11,220,000
                                                                                   ---------------
                                                                                        21,052,500
                                                                                   ---------------
              COMMUNICATIONS--2.3%
   8,000,000  Mediacom Broadband LLC
              11.00%, 7/15/13                                                            8,940,000
   5,000,000  Northern Telecom
              6.875%, 9/01/23                                                            4,425,000
                                                                                   ---------------
                                                                                        13,365,000
                                                                                   ---------------
              COMPUTER AND DATA PROCESSING SERVICES--0.5%
   2,946,000  Cooperative Computing(a)
              10.50%, 6/15/11                                                            3,034,380
                                                                                   ---------------
              COMPUTER AND OFFICE EQUIPMENT--1.3%
   6,350,000  Maxtor Corp.(a)
              6.80%, 4/30/10                                                             7,334,250
                                                                                   ---------------
              ELECTRONIC EQUIPMENT AND COMPONENTS--0.7%
   1,500,000  Amkor Tech, Inc.
              10.50%, 5/01/09                                                            1,500,000
   2,500,000  Fairchild Semiconductor
              10.375%, 10/01/07                                                          2,642,200
                                                                                   ---------------
                                                                                         4,142,200
                                                                                   ---------------
              FOOD STORES--0.7%
   3,928,000  Domino's, Inc.(a)
              8.25%, 7/01/11                                                             3,963,352
                                                                                   ---------------
              HOSPITALS--0.2%
   1,000,000  Vanguard Health Systems
              9.75%, 8/01/11                                                             1,000,000
                                                                                   ---------------
              HOTELS AND LODGING--1.3%
   4,000,000  Host Marriott Corp., Ser. A
              7.875%, 8/01/05                                                            4,090,000
   3,350,000  Host Marriott Corp., Ser. B
              7.875%, 8/01/08                                                            3,417,000
                                                                                   ---------------
                                                                                         7,507,000
                                                                                   ---------------
              INSTRUMENTS AND RELATED PRODUCTS--0.7%

   4,250,000  Wesco Distribution, Inc.
              9.125%, 6/01/08                                                            3,984,375
                                                                                   ---------------
              METAL SERVICES--0.2%
   1,000,000  Freeport-McMoran Copper & Gold
              10.125%, 2/01/10                                                           1,130,000
                                                                                   ---------------
              MISCELLANEOUS BUSINESS SERVICES--0.1%
     500,000  Madison River
              13.25%, 3/01/10                                                              492,500
                                                                                   ---------------
              OFFICE EQUIPMENT--1.8%
   6,874,000  Danka Business Systems(a)
              11.00%, 6/15/10                                                            6,770,890
   4,000,000  Xerox Capital Trust
              8.00%, 2/01/27                                                             3,400,000
                                                                                   ---------------
                                                                                        10,170,890
                                                                                   ---------------
              OIL COMPANIES - INTEGRATED--0.9%
   4,875,000  Petrobras International Finance Co.
              9.125%, 7/02/13                                                            4,887,188
                                                                                   ---------------
              PERIODICALS--0.1%
     491,000  CBD Media, Inc.(a)
              8.625%, 6/01/11                                                              508,185
                                                                                   ---------------
              PIPELINES--1.1%
   2,000,000  Mapco, Inc.
              7.70%, 3/01/27                                                             1,775,000
   2,460,000  Williams Cos.
              8.625%, 6/01/10                                                            2,583,000
   2,000,000  Williams Cos.
              8.625%, 3/15/12                                                            2,060,000
                                                                                   ---------------
                                                                                         6,418,000
                                                                                   ---------------
              PUBLISHING--2.5%
   6,500,000  Houghton Mifflin Co.(a)
              9.875%, 2/01/13                                                            7,085,000
   7,000,000  Primedia, Inc.,
              8.875%, 5/15/11                                                            7,402,500
                                                                                   ---------------
                                                                                        14,487,500
                                                                                   ---------------
              REAL ESTATE--1.4%
   7,700,000  Felcor Lodging LP
              9.50%, 9/15/08                                                             7,988,750
                                                                                   ---------------
              RECREATION--0.3%
   1,964,000  Bally Total Fitness Holding Corp.(a)
              10.50%, 7/15/11                                                            1,964,982
                                                                                   ---------------
              RETAIL - DRUG STORES--2.7%
   3,500,000  Rite Aid Corp.(a)
              9.50%, 2/15/11                                                             3,780,000
   5,500,000  Rite Aid Corp.(a)
              9.25%, 6/01/13                                                             5,472,500

   7,050,000  Rite Aid Corp.
              6.875%, 8/15/13                                                            6,133,500
                                                                                   ---------------
                                                                                        15,386,000
                                                                                   ---------------
              SPECIAL ASSESSMENTS--0.6%
   3,000,000  Interline Brands, Inc.(a)
              11.50%, 5/15/11                                                            3,180,000
                                                                                   ---------------
              STEEL--1.4%
   4,000,000  Gerdau Ameristeel Corp.(a)
              10.375%, 7/15/11                                                           3,905,000
   4,000,000  United States Steel LLC
              10.75%, 8/01/08                                                            4,220,000
                                                                                   ---------------
                                                                                         8,125,000
                                                                                   ---------------
              TECHNOLOGY--0.9%
   5,000,000  Alliance Imaging, Inc.
              10.375%, 4/15/11                                                           5,250,000
                                                                                   ---------------
              TELECOMMUNICATIONS--6.8%
   4,000,000  Avaya, Inc.
              11.125%, 4/01/09                                                           4,400,000
   2,973,000  Centennial Cellular Operating Co.(a)
              10.125%, 6/15/13                                                           2,928,405
   7,500,000  Crown Castle International Corp.
              10.75%, 8/01/11                                                            8,137,499
   5,000,000  Fairpoint Communications, Inc.
              12.50%, 5/01/10                                                            5,325,000
   5,200,000  Nextel Partners, Inc.
              11.00%, 3/15/10                                                            5,642,000
     491,000  Nextel Partners, Inc.(a)
              8.125%, 7/01/11                                                              492,228
   5,000,000  PanAmSat Corp.
              8.50%, 2/01/12                                                             5,437,500
   6,500,000  Triton PCs, Inc.
              9.375%, 2/01/11                                                            6,678,750
                                                                                   ---------------
                                                                                        39,041,382
                                                                                   ---------------
              TELEVISION BROADCASTING--1.6%
   4,750,000  Allbritton Communications Co.
              7.75%, 12/15/12                                                            4,928,125
   4,000,000  XM Satellite(a)
              12.00%, 6/15/10                                                            3,940,000
                                                                                   ---------------
                                                                                         8,868,125
                                                                                   ---------------
              THEATRICAL PRODUCERS AND SERVICES--0.4%
   2,000,000  Regal Cinemas, Inc., Ser. B
              9.375%, 2/01/12                                                            2,215,000
                                                                                   ---------------
              WASTE MANAGEMENT--1.8%
   1,300,000  Allied Waste NA, Ser. B
              8.875%, 4/01/08                                                            1,417,000
   8,200,000  Allied Waste NA, Ser. B
              10.00%, 8/01/09                                                            8,753,500
                                                                                   ---------------
                                                                                        10,170,500
                                                                                   ---------------

              TOTAL CORPORATE BONDS
              (Cost $213,430,573)                                                      214,878,244
                                                                                   ---------------
              CONVERTIBLE BONDS--16.6%
              AIRCRAFT--1.2%
   4,946,000  Airtran Holdings(a)
              7.00%, 7/01/23                                                             6,714,195
                                                                                   ---------------
              COMPUTERS - SOFTWARE AND PERIPHERALS--0.4%
   2,000,000  Checkfree Holdings
              6.50%, 12/01/06                                                            2,026,000
                                                                                   ---------------
              ELECTRONIC EQUIPMENT AND COMPONENTS--2.3%
   2,900,000  Agere Systems
              6.50%, 12/15/09                                                            3,366,900
   2,965,000  Amkor Technology, Inc.
              5.75%, 6/01/06                                                             2,690,738
   2,000,000  ASM Lithography(a)
              5.75%, 10/15/06                                                            2,032,500
   5,000,000  General Semiconductor
              5.75%, 12/15/06                                                            5,087,500
                                                                                   ---------------
                                                                                        13,177,638
                                                                                   ---------------
              FINANCIAL SERVICES--2.2%
  11,695,000  E*TRADE Group
              6.75%, 5/15/08                                                            12,490,260
                                                                                   ---------------
              INDUSTRIAL SUPPLIES--0.9%
   5,200,000  Quantum Corp.
              7.00%, 8/01/04                                                             5,265,000
                                                                                   ---------------
              MEDICAL LABORATORIES--0.9%
   5,100,000  Invitrogen Corp.
              5.50%, 3/01/07                                                             5,138,250
                                                                                   ---------------
              METAL MINING--0.4%
   2,450,000  Inco Ltd.
              7.75%, 3/15/16                                                             2,483,688
                                                                                   ---------------
              METAL SERVICES--1.0%
   2,000,000  Freeport McMoran Copper & Gold, Inc.(a)
              7.00%, 2/11/11                                                             2,400,000
   2,712,000  Freeport McMoran Copper & Gold, Inc.
              7.00%, 2/11/11                                                             3,254,400
                                                                                   ---------------
                                                                                         5,654,400
                                                                                   ---------------
              MISCELLANEOUS SERVICES--1.0%
   5,465,000  Service Corp Intl.
              6.75%, 6/22/08                                                             5,683,600
                                                                                   ---------------
              PHARMACEUTICALS--4.8%
   9,000,000  Enzon, Inc.
              4.50%, 7/01/08                                                             7,425,000
  12,830,000  ICN Pharmaceuticals, Inc.
              6.50%, 7/15/08                                                            12,549,022
   7,539,000  Ivax Corp.
              5.50%, 5/15/07                                                             7,623,814
                                                                                   ---------------
                                                                                        27,597,836
                                                                                   ---------------
              RETAIL STORES--0.4%

   1,750,000  School Specialty, Inc.
              6.00%, 8/01/08                                                             2,065,000
                                                                                   ---------------
              SOVEREIGN DEBT SECURITIES--0.5%
   3,000,000  Banco Nacional de Desenvolvimento
              Economico e Social(a)
              6.50%, 6/15/06                                                             3,075,000
                                                                                   ---------------
              TELECOMMUNICATIONS--0.6%
   3,000,000  Nextel Communications, Inc.
              6.00%, 6/01/11                                                             3,153,750
                                                                                   ---------------
              Total Convertible Bonds
              (Cost $90,618,386)                                                        94,524,617
                                                                                   ---------------
              MONEY MARKET FUND--2.2%
              FINANCIAL SERVICES--2.2%
  12,298,827  Goldman Sachs Financial Prime Obligations
              (Cost $12,298,827)                                                        12,298,827
                                                                                   ---------------
              TOTAL INVESTMENTS
              (Cost $579,892,535)--103.9%                                              593,142,963
              Liabilities in excess of other assets--(3.9%)                            (21,997,481)
                                                                                   ---------------

              NET ASSETS--100.0%                                                   $   571,145,482
                                                                                   ===============

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, these securities amounted to $71,702,052 or 12.6% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

ASSETS
   Investments in securities, at value (cost $579,892,535)                         $   593,142,963
   Receivable for investment securities sold                                            15,359,580
   Interest receivable                                                                   5,998,268
   Dividend receivable                                                                     922,477
   Other assets                                                                             69,447
                                                                                   ---------------
      Total assets                                                                     615,492,735
                                                                                   ---------------

LIABILITIES
   Payable for investment securities purchased                                          39,682,461
   Dividends payable                                                                     4,003,659
   Advisory fee payable                                                                    197,404
   Servicing fee payable                                                                    58,060
   Accrued expenses and other liabilities                                                  405,669
                                                                                   ---------------
      Total liabilities                                                                 44,347,253
                                                                                   ---------------

NET ASSETS                                                                         $   571,145,482
                                                                                   ===============

COMPOSITION OF NET ASSETS
Common shares of beneficial interest:
   Par value                                                                                23,304
   Paid in capital in excess of par                                                    555,198,987
Undistributed net investment income                                                        743,341
Accumulated net realized gain on investments                                             1,929,422
Net unrealized appreciation on investments                                              13,250,428
                                                                                   ---------------
NET ASSETS                                                                         $   571,145,482
                                                                                   ===============

COMMON SHARES
   Net asset value per share
   ($571,145,482 / 23,304,188 shares of beneficial interest
   issued and outstanding)                                                         $         24.51
                                                                                   ===============

SEE NOTES TO FINANCIAL STATEMENTS.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 2, 2003* THROUGH JUNE 30, 2003 (UNAUDITED)

INVESTMENT INCOME
   Interest (net of foreign withholding taxes of $461)           $     3,099,856
   Dividends                                                           2,254,753
                                                                 ---------------
      Total income                                                                 $     5,354,609
                                                                                   ---------------
EXPENSES
   Advisory fee                                                          477,966
   Servicing fee                                                         185,876
   Fund accounting                                                        17,886
   Administration                                                         17,886
   Transfer agent fee                                                     11,725
   Custodian fee                                                          11,564
   Audit fee                                                              10,820
   Printing expense                                                       10,577
   Insurance                                                              10,061
   Trustees' fees                                                          8,361
   Legal fees                                                              8,173
   SEC registration                                                        5,065
   NYSE listing fee                                                        3,385
   Miscellaneous                                                           5,289
                                                                 ---------------
       Total expenses                                                                      784,634
   Advisory and Servicing fees waived                                                     (177,025)
                                                                                   ---------------
      Net expenses                                                                         607,609
                                                                                   ---------------
      Net investment income                                                              4,747,000
                                                                                   ---------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                                      1,929,422
   Net change in unrealized appreciation on investments                                 13,250,428
                                                                                   ---------------
   Net gain on investments                                                              15,179,850
                                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $    19,926,850
                                                                                   ===============

*  COMMENCEMENT OF INVESTMENT OPERATIONS.
   SEE NOTES TO FINANCIAL STATEMENTS.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      FOR THE
                                                                                   PERIOD MAY 2,
                                                                                   2003* THROUGH
                                                                                   JUNE 30, 2003
                                                                                    (UNAUDITED)
                                                                                   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income                                                           $     4,747,000
   Net realized gain on investments                                                      1,929,422
   Net change in unrealized appreciation on investments                                 13,250,428
                                                                                   ---------------
      Net increase in net assets resulting from operations                              19,926,850
                                                                                   ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
      Common shares                                                                     (4,003,659)
                                                                                   ---------------

CAPITAL SHARE TRANSACTIONS
   Net proceeds from the issuance of common shares                                     556,287,491
   Common shares' offering expenses charged to
     paid-in-capital in excess of par value                                             (1,165,200)
                                                                                   ---------------
      Net increase from capital share transactions                                     555,122,291
                                                                                   ---------------

      Total increase                                                                   571,045,482

NET ASSETS
Beginning of period                                                                        100,000
                                                                                   ---------------
End of period                                                                      $   571,145,482
                                                                                   ===============

*  COMMENCEMENT OF INVESTMENT OPERATIONS.
   SEE NOTES TO FINANCIAL STATEMENTS.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                                   FOR THE PERIOD
                                                                                    MAY 2, 2003*
                                                                                      THROUGH
                                                                                   JUNE 30, 2003
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $         23.88**
                                                                                   ---------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                                      0.21
   Net realized and unrealized gain                                                           0.64
                                                                                   ---------------
      Total from investment operations                                                        0.85
                                                                                   ---------------

COMMON SHARES' OFFERING EXPENSES CHARGED TO
   PAID-IN-CAPITAL IN EXCESS OF PAR VALUE                                                    (0.05)
                                                                                   ---------------

DISTRIBUTIONS
   Net investment income                                                                     (0.17)
                                                                                   ---------------
      Total distributions                                                                    (0.17)
                                                                                   ---------------
NET ASSET VALUE, END OF PERIOD                                                     $         24.51
                                                                                   ===============

MARKET VALUE, END OF PERIOD                                                        $         24.79
                                                                                   ===============

TOTAL INVESTMENT RETURN***
   Net asset value                                                                            3.36%
   Market value                                                                              (0.27)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                              $       571,145
Ratio of net expenses to average net assets, after fee waiver                                 0.69%****
Ratio of net expenses to average net assets, before fee waiver                                0.89%****
Ratio of net investment income to average net assets                                          5.36%****
Portfolio turnover rate                                                                         16%

   *  COMMENCEMENT OF INVESTMENT OPERATIONS.
  **  BEFORE REIMBURSEMENT OF OFFERING EXPENSES CHARGED TO CAPITAL.
 *** TOTAL INVESTMENT RETURN BASED UPON MARKET VALUE IS CALCULATED ASSUMING A PURCHASE OF COMMON STOCK AT THE THEN-CURRENT MARKET PRICE OF $25.03 ON MAY 2, 2003 (COMMENCEMENT OF INVESTMENT OPERATIONS), AND A SALE AT THE CURRENT MARKET PRICE ON THE LAST DAY OF THE PERIOD REPORTED. TOTAL INVESTMENT RETURN DOES NOT REFLECT BROKERAGE COMMISSIONS. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED. A RETURN CALCULATED FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED.
****  ANNUALIZED.

      SEE NOTES TO FINANCIAL STATEMENTS.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

NOTE 1 - ORGANIZATION:

     Advent Claymore Convertible Securities and Income Fund (the "Fund") was organized as a Delaware statutory trust on February 19, 2003. Prior to commencing its investment operations on May 2, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance of 4,188 common shares of beneficial interest at an aggregate purchase price of $100,000.

     Offering expenses estimated at $1,165,200 have been borne by the Fund. Advent Capital Management, LLC, the Fund's investment advisor (the "Advisor"), and Claymore Securities, Inc., the Fund's servicing agent (the "Servicing Agent"), have agreed to pay offering expenses (other than the sales load, but including the reimbursement of expenses to the underwriters in the amount of $193,381) in excess of $.05 per common share, or approximately $1,165,200. The Advisor and the Servicing Agent have also agreed to pay the Fund's organizational expenses.

NOTE 2 - ACCOUNTING POLICIES:

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

     The following is a summary of significant accounting policies followed by the Fund.

     (a)     VALUATION OF INVESTMENTS

     Readily marketable portfolio securities listed on the New York Stock Exchange are generally valued at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Fund's Trustees deem appropriate to reflect fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Trustees to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Trustees believe reflect most closely the value of such securities.

     Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.

     (b)     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

NOTE 3 - INVESTMENT MANAGEMENT AGREEMENT, SERVICING AGREEMENT AND OTHER
AGREEMENTS:

     Pursuant to the Investment Management Agreement (the "Agreement") between the Fund and the Advisor, the Advisor is responsible for the daily management of the Fund's portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Advisor will receive an annual fee from the Fund based on the average weekly value of the Fund's Managed Assets. In addition, subject to the approval of the Fund's Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed by the Fund to the Advisor. The annual fee will be determined as follows:

     (a) If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to .54% of the average weekly value of the Fund's Managed Assets. In addition, the Advisor has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of .115% of the average weekly values of the Managed Assets for the first five years of the Fund's operations and for a declining amount for an additional three years.

     (b) If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to .55% of the average weekly value of the Fund's Managed Assets. In addition, the Advisor has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of .025% of the average weekly values of the Managed Assets for the first five years of the Fund's operations, after which the Advisor anticipates that it will not waive any portion of the management fee.

     Pursuant to a Servicing Agreement, the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average weekly value of the Fund's Managed Assets. The fee will be determined as follows:

     (a) If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to .21% of the average weekly value of the Fund's Managed Assets. In addition, the Servicing Agent has voluntarily agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .085% of the average weekly values of the Managed Assets for the first five years of the Fund's operations and for a declining amount for an additional three years.

     (b) If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to .20% of the average weekly value of the Fund's Managed Assets. In addition, the Servicing Agent has voluntarily agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .175% of the average weekly values of the Managed Assets for the first five years of the Fund's operations and for a declining amount for an additional three years.

     The fee waivers of the Advisor and the Servicing Agent are contractual commitments of more than one year.

     The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4 - FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U. S. federal excise tax.

NOTE 5 - INVESTMENTS IN SECURITIES:

     For the period ended June 30, 2003, purchases and sales of investments, other than short-term securities, were $653,566,851 and $87,820,988, respectively.

     The Federal income tax basis of the Fund's investments approximates the cost for financial reporting purposes. Accordingly, gross unrealized appreciation was $17,139,312 and gross unrealized depreciation was $3,888,884, resulting in net unrealized appreciation of $13,250,428 at June 30, 2003.

NOTE 6 - CAPITAL:

     The Fund issued 20,800,000 shares of common stock, in its initial public offering. These shares were all issued at $23.875 per share before a reimbursement of expenses to the underwriters of $0.0083 per share. In connection with the initial public offering of the Fund's common shares, the underwriters were granted an option to purchase additional common shares. On May 13, 2003, June 5, 2003 and June 16, 2003, the underwriters exercised their option to purchase, at a price of $23.875 per common share (before underwriters' expense reimbursement), 1,000,000, 1,000,000 and 500,000 common shares, respectively, of the Fund pursuant to the over-allotment option.

     Offering expenses estimated at $1,165,200 incurred in connection with the issuance of the common shares have been charged to paid-in-capital in excess of par value.

     The Fund has an unlimited amount of common shares, $0.001 par value, authorized and currently offers common shares as its only class of shares. On June 19, 2003, the Fund's Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares to be issued by the Fund will have seniority over the common shares.

                                   APPENDIX A


             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                           STATEMENT OF PREFERENCES OF
                         AUCTION MARKET PREFERRED SHARES
                                    ("AMPS")

                                TABLE OF CONTENTS

                                                                                    PAGE
DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  AA-1

PART I.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-14

      1.   Number of Authorized Shares.  . . . . . . . . . . . . . . . . . . . . . AA-14

      2.   Dividends.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-14

      3.   Designation of Special Rate Periods.  . . . . . . . . . . . . . . . . . AA-18

      4.   Voting Rights.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-21

      5.   Investment Company Act Preferred Shares Asset Coverage. . . . . . . . . AA-25

      6.   Preferred Shares Basic Maintenance Amount.  . . . . . . . . . . . . . . AA-26

      7.   Reserved. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-28

      8.   Restrictions on Dividends and Other Distributions.  . . . . . . . . . . AA-28

      9.   Rating Agency Restrictions. . . . . . . . . . . . . . . . . . . . . . . AA-29

      10.  Redemption. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-31

      11.  Liquidation Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . AA-35

      12.  Miscellaneous.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-36

PART II. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-37

      1.   Orders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-37

      2.   Submission of Orders by Broker-Dealers to Auction Agent.  . . . . . . . AA-39

      3.   Determination of Sufficient Clearing Bids, Winning Bids Rate and
           Applicable Rate.  . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-41

      4.   Acceptance and Rejection of Submitted Bids and Submitted Sell Orders
           and Allocation of Shares. . . . . . . . . . . . . . . . . . . . . . . . AA-43

      5.   Auction Agent.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-46

      6.   Transfer of AMPS. . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-46

      7.   Global Certificate. . . . . . . . . . . . . . . . . . . . . . . . . . . AA-47

      8.   Force Majeure.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . AA-47

APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . AAA-1

        ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND, a Delaware statutory trust (the "Fund"), certifies that:

        First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of the Fund's Agreement and Declaration of Trust, (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Fund's authorized Auction Market Preferred Shares (the "AMPS"), liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

        Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each series of AMPS now or hereafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of AMPS, and shares of all such series being referred to collectively as AMPS).

                                   DEFINITIONS

        Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        (1) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 6 of Part I of this Statement.

        (2)     "ADVISOR" shall mean Advent Capital Management, LLC.

        (3) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Fund, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Fund.

        (4) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

        (5) "AMPS" shall have the meaning set forth on the first page of this Statement.

        (6) "ANNUAL VALUATION DATE" shall mean October 31 of each year (or if such day is not a Business Day, the next succeeding Business Day), commencing on the date set forth in Section 6 of Appendix A hereto.

        (7) "APPLICABLE PERCENTAGE" means the percentage determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

                            CREDIT RATINGS
              ------------------------------------     APPLICABLE
                   MOODY'S             FITCH           PERCENTAGE
              -----------------   ----------------   ---------------
                     Aaa                AAA               125%
                 Aa3 to Aa1          AA- to AA+           150%
                  A3 to A1            A- to A+            200%
                Baa3 to Baa1        BBB- to BBB+          250%
               Ba 1 and lower      BB+ and lower          300%

        For purposes of this definition, the "prevailing rating" of shares of a series of AMPS shall be (i) AAA if such shares have a rating of AAA by Moody's or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; (ii) if not AAA, then AA- or higher if such shares have a rating of AA- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; (iii) if not AA- or higher, then A- if such shares have a rating of A- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below; (iv) if not A- or higher, then BBB- if such shares have a rating of BBB- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; and (v) if not BBB- or higher, then BB+ and lower; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency.

        The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for each series of AMPS. If neither Moody's nor Fitch shall make such a rating available, the Fund shall select another rating agency to act as a substitute rating agency.

        (8) "APPLICABLE RATE" shall have the meaning specified in subparagraph (e) of Section 2 of Part I of this Statement.

        (9) "APPLICABLE SPREAD" means the spread determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

                            CREDIT RATINGS
              ------------------------------------
                   MOODY'S             FITCH         APPLICABLE SPREAD
              -----------------   ----------------   -----------------
                     Aaa                AAA               125 bps
                 Aa3 to Aa1          AA- to AA+           150 bps
                  A3 to A1            A- to A+            200 bps
                Baa3 to Baa1        BBB- to BBB+          250 bps
               Ba 1 and lower      BB+ and lower          300 bps

        For purposes of this definition, the "prevailing rating" of shares of a series of AMPS shall be (i) AAA if such shares have a rating of AAA by Moody's or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; (ii) if not AAA, then AA- if such shares have a rating of AA- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; (iii) if not AA- or higher, then A- if such shares have a rating of A- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below; (iv) if not A- or higher, then BBB- if such shares have a rating of BBB- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; and (v) if not BBB- or higher, then BB+ and lower; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency.

        The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for each series of AMPS. If neither Moody's nor Fitch shall make such a rating available, the Fund shall select another rating agency to act as a substitute rating agency.

        (10) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

        (11) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the

Applicable Rate for shares of a series of AMPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

        (12) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 5 of Part II of this Statement.

        (13) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

        (14) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

        (15)    "AVAILABLE AMPS" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

        (16) "BENEFICIAL OWNER," with respect to shares of a series of AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

        (17) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (18) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

        (19) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

        (20) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

        (21) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

        (22) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

        (23)    "CODE" means the Internal Revenue Code of 1986, as amended.

        (24) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.001 per share, of the Fund.

        (25) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

        (26) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of AMPS, shall mean the date on which the Fund initially issued such shares.

        (27) "DECLARATION" shall have the meaning specified in the First paragraph of this Statement.

        (28) "DEPOSIT SECURITIES" means cash and any obligations or securities, including Short Term Money Market Instruments rated at least A (having a remaining maturity of 12 months or less), rated A-1+ or SP-1+ by S&P.

        (29) "DISCOUNT FACTOR" means the Moody's Discount Factor (if Moody's is then rating the AMPS), Fitch Discount Factor (if Fitch is then rating the
AMPS) or the discount factor established by any Other Rating Agency which is then rating the AMPS and which so requires, whichever is applicable.

        (30) "DISCOUNTED VALUE" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

        (31) "DIVIDEND PAYMENT DATE," with respect to shares of a series of AMPS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

        (32) "DIVIDEND PERIOD," with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.

        (33) "ELIGIBLE ASSETS" means Moody's Eligible Assets or Fitch's Eligible Assets (if Moody's or Fitch are then rating the AMPS at the Fund's request) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the AMPS, whichever is applicable.

        (34) "EXISTING HOLDER," with respect to shares of a series of AMPS, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

        (35) "FAILURE TO DEPOSIT," with respect to shares of a series of AMPS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of
Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (36)    "FITCH" means Fitch Ratings and its successors at law.

        (37)    "FITCH DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

        (38)    "FITCH ELIGIBLE ASSETS" shall have the meaning specified in
Section 4 of Appendix A hereto.

        (39)    "FITCH EXPOSURE PERIOD" shall have the meaning specified in
Section 4 of Appendix A hereto.

        (40) "FUND" shall mean the entity named on the first page of this statement, which is the issuer of the AMPS.

        (41) "HOLDER," with respect to shares of a series of AMPS, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

        (42) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (43) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

        (44) "INITIAL RATE PERIOD," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in
Section 5 of Appendix A hereto.

        (45) "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

        (46) "INVESTMENT COMPANY ACT CURE DATE," with respect to the failure by the Fund to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

        (47) "INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest including all outstanding AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

        (48)    "LATE CHARGE" shall have the meaning specified in subparagraph
(e) (i) (B) of Section 2 of Part I of this Statement.

        (49) "LIBOR DEALERS" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

        (50) "LIBOR RATE," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute

LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate;
(ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

        (51) "LIQUIDATION PREFERENCE," with respect to a given number of AMPS, means $25,000 times that number.

        (52) "LONDON BUSINESS DAY" means any day on which commercial banks are generally open for business in London.

        (53) "MARKET VALUE" shall mean the fair market value of an asset of the Fund as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed income securities may be valued on the basis of prices provided by a pricing service or dealer when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

        (54) "MAXIMUM RATE," for shares of a series of AMPS on any Auction Date for shares of such series, shall mean for any Rate Period, the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

        (55) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days with respect to Series M7 and Series W7 AMPS, and shall mean any Rate Period consisting of 28 Rate Period Days with respect to Series T28 and Series TH28 AMPS.

        (56) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

        (57)    "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

        (58)    "MOODY'S ELIGIBLE ASSETS" shall have the meaning specified in
Section 4 of Appendix A hereto.

        (59)    "MOODY'S EXPOSURE PERIOD" shall have the meaning specified in
Section 4 of Appendix A hereto.

        (60) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 10 of Part I of this Statement.

        (61) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of AMPS pursuant to subparagraph (d)(i) of
Section 3 of Part I of this Statement.

        (62) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (63) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of AMPS, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

        (64) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        (65) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of AMPS, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

        (66) "POTENTIAL HOLDER" means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring AMPS (or, in the case of an Existing Holder, additional AMPS).

        (67) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the AMPS outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the AMPS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph
(C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the AMPS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate) or other rate or rates, as the case may be in respect of those days; (D) the amount of any indebtedness or obligations of the Fund senior in right of payment to the AMPS; (E) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less
(ii) the face value of cash, short-term securities rated A-1 or SP-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i)(E) become payable, any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(E).

        (68) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 6 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

        (69) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Secretary or any Senior Vice President or Vice President of the Fund or such other persons duly authorized by the Board of Trustees of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

        (70) "PRICING SERVICE" means any pricing service designated by the Board of Trustees of the Fund and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

        (71) "RATE PERIOD," with respect to shares of a series of AMPS, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

        (72) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 3 of Part I of this Statement.

        (73) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.

        (74) "REFERENCE BANKS" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

        (75) "REFERENCE RATE" shall mean (i) the LIBOR Rate in the case of Minimum Rate Periods and in the case of Special Rate Periods of more than 28 Rate

Period Days but fewer than 365 Rate Period Days; and (ii) the Treasury Index Rate in the case of Special Rate Periods of 365 or more Rate Period Days.

        (76) "S&P" shall mean Standard & Poor's, a division of the McGraw-Hill Companies, and its successors.

        (77) "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

        (78) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

        (79) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (80) "SPECIAL RATE PERIOD," with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

        (81) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 10 of Part I of this Statement.

        (82) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        (83) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (84) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (85) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (86) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (87) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

        (88) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean any commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

        (89) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" any U.S. Government securities dealer selected by the Fund as to which Moody's, Fitch or any Other Rating Agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

        (90) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

        (91) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

        (92) "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable fixed interest rate U.S. Treasury Securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

        (93) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

        (94) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

        (95) "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States government.

        (96) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, each Thursday that is a Business Day, or for any Thursday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issuance.

        (97)    "VOTING PERIOD" shall have the meaning specified in paragraph
(b) of Section 4 of Part I of this Statement.

        (98)    "WINNING BID RATE" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

                                     PART I.

1.      NUMBER OF AUTHORIZED SHARES.

        The number of authorized shares constituting a series of the AMPS shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2.      DIVIDENDS.

        (a) RANKING. The shares of a series of the AMPS shall rank on a parity with each other, with shares of any other series of the AMPS and with shares of any other series of preferred shares as to the payment of dividends by the Fund.

        (b) CUMULATIVE CASH DIVIDENDS. The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

        (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

        (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of AMPS shall be as set forth with respect to shares of such series in Section 7 of Appendix A hereto; provided, however, that:

                (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

                (ii) notwithstanding Section 7 of Appendix A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of AMPS consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I.

        (e)     DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

                (i) DIVIDEND RATES. The dividend rate on AMPS of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation as to Series" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                    (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below and in Section 8 of Part II, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                    (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the fourth Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 10 of this Part I, an amount computed by multiplying
                (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                    (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the fourth Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BBB-); or

                    (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph
                (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BBB-) (the rate per annum at which dividends are payable on shares of a series of AMPS for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

                (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360 for all Dividend Periods, and applying the rate obtained against $25,000.

        (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of AMPS shall have been cured with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and each such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of same day funds, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

        (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law and upon written request be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

        (i) DIVIDENDS PAID TO HOLDERS. Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

        (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.      DESIGNATION OF SPECIAL RATE PERIODS.

        (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 3 (a "Special Rate Period"); provided, however, that such Special Rate Period may consist of a number of Rate Period Days not evenly divisible by seven if all shares of such series of AMPS are to be redeemed at the end of such Special Rate Period. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 3, (B) there is no Failure to Deposit with respect to any series of AMPS on the date of designation of such Special Rate Period, (C) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, (D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 10 of this Part I with respect to any shares of such series, the Fund has available liquid securities equal to the Redemption Price and (E) Merrill Lynch or any successor Broker-Dealer designated by the Fund shall have notified the Fund that it does not object to the designation of such Special Rate Period. In the event the Fund wishes to designate any succeeding

Subsequent Rate Period for shares of a series of AMPS as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.

        (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. If the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Tuesday that is a Business Day in the case of a series of AMPS designated as "Series M7 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day.

        If the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day in the case of a series of AMPS designated as "Series T28 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day.

        If the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Thursday that is a Business Day in the case of a series of AMPS designated as "Series W7 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day.

        If the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Friday that is a Business Day in the case of a series of AMPS designated as "Series TH28 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day.

        (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate

Period pursuant to paragraph (a) of this Section 3, not less than 20 (or such lesser number of days as may be reasonably practicable under the circumstances) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Fund or its agent by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

        (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of AMPS as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be reasonably practicable under the circumstances), the Fund shall deliver to the Auction Agent either:

                (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason, (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (3) full cumulative dividends and any amounts due with respect to redemptions have not been paid in full as of such Auction Date, or (4) the Fund does not receive confirmation from Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the
        AMPS) that the proposed Special Rate Period will not affect such rating agency's then current rating on the AMPS, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and Fitch Eligible Assets (if Fitch is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period); or

                (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

        (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or
(d)(ii) of this Section 3 (and, in the case of the notice described in subparagraph (d)(i) of this Section 3, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be reasonably practicable under the circumstances), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this
Section 3. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 3, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

4.      VOTING RIGHTS.

        (a) ONE VOTE PER SHARE OF AMPS. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding preferred shares, including each share of the AMPS, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at a meeting of the shareholders of the Fund held for the election of trustees, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two trustees of the Fund, each of the AMPS entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and AMPS voting together as a single class, shall elect the balance of the trustees.

        (b)     VOTING FOR ADDITIONAL TRUSTEES.

                (i) VOTING PERIOD. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the
        Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                    (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                    (B) if at any time holders of preferred shares, including the AMPS, are entitled under the Investment Company Act to elect a majority of the trustees of the Fund.

        Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

                (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional trustees as described in subparagraph
        (b)(i) of this Section 4, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

                (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and AMPS, shall constitute the duly elected trustees of the Fund.

                (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other AMPS pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph
        (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

        (c)     HOLDERS OF AMPS TO VOTE ON CERTAIN OTHER MATTERS.

                (i) INCREASES IN CAPITALIZATION. So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (b) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or Fitch is not then rating the AMPS, the aggregate liquidation preference of all preferred shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 8 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of AMPS and
        (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the AMPS Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 and 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would materially and adversely affect the rights of one or more series (the "Affected Series") of AMPS in a manner different from any other series of AMPS, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

                (ii) INVESTMENT COMPANY ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a "majority of the outstanding AMPS" at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Fund under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding AMPS" means
        (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.

        (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or Fitch (such confirmation being required to be obtained only in the event Moody's or Fitch is rating the AMPS and in no event being required to be obtained from Moody's in the case of the definitions of (x) Deposit Securities and Discounted Value as such terms apply to Fitch Eligible Assets and (y) Fitch Discount Factor, Fitch Eligible Asset, Fitch Exposure Period and Fitch Industry Classification and in no event being required to be obtained from Fitch in the case of the definitions of (x) Discounted Value as such term applies to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Exposure Period, Moody's Eligible Asset and Moody's Industry Classification) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the AMPS:

Deposit Securities
Discounted Value
Market Value
Moody's Discount Factor
Moody's Eligible Asset
Moody's Exposure Period
Moody's Industry Classification
1940 Act Cure Date
1940 Act Preferred Asset Coverage
Preferred Shares Basic Maintenance Amount
Preferred Shares Basic Maintenance Cure Date
Preferred Shares Basic Maintenance Report
Annual Valuation Date
Fitch Discount Factor
Fitch Eligible Asset
Fitch Exposure Period
Fitch Industry Classification
Valuation Date

        (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

        (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

        (g) VOTING FOR TRUSTEES SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

        (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 10 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.      INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE.

        The Fund shall maintain, as of the last Business Day of each month in which any AMPS are outstanding, the Investment Company Act Preferred Shares Asset Coverage.

6.      PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

        (a) So long as AMPS are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the AMPS) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS).

        (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS), and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as of any Annual Valuation Date, in each case on or before the third Business Day after such day. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

        (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Fund during the year ending on such Annual Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report), Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Preferred Shares Basic Maintenance Report, the Fund determined whether the Fund had, at such Annual Valuation Date in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by S&P (in the event such information is not verified by S&P, the Independent Accountant will perform alternative procedures to verify such information), (v) with respect to the Fitch ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Fitch (in the event such information is not verified by Fitch, the Independent Accountant will perform alternative procedures to verify such information), (vi) with respect to the Moody's ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance
Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will perform alternative procedures to verify such information) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in the Fund's accounting records as of such date and verified that such information agrees with the Fund's accounting records (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Accountant's Confirmation").

        (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report relating to such Preferred Shares Basic Maintenance Cure Date.

        (e)     If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the AMPS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the AMPS Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) promptly following receipt by the Fund of such Accountant's Confirmation.

        (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Fund shall complete and deliver to

Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

        (g) On or before 5:00 p.m., New York City time, on the third Business Day after any of (i) the Fund shall have redeemed Common Shares (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 130%, or (iii) whenever requested by Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.      RESERVED.

8.      RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

        (a) DIVIDENDS ON SHARES OTHER THAN THE AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

        (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE INVESTMENT COMPANY ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company
Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

        (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (c) of Section 11 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless
(i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and, (ii) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) would at least equal the Preferred Shares Basic Maintenance Amount.

9.      RATING AGENCY RESTRICTIONS.

        Except as expressly permitted in "Certain Definitions - Moody's Hedging Transactions," "Certain Definitions - Fitch Hedging Transactions" and Section 11 of Appendix A hereto or as otherwise permitted by the then-current guidelines of Fitch (if Fitch is then rating the AMPS) and Moody's (if Moody's is then rating the AMPS), for so long as any AMPS are outstanding and Moody's or Fitch or both are rating such shares, the Fund will not, unless it has received written confirmation from Moody's or Fitch, or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

        (a) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 percent of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

        (b) issue additional shares of any series of AMPS or any class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Fund, or reissue any AMPS previously purchased or redeemed by the Fund;

        (c)     merge or consolidate into or with any other corporation;

        (d)     enter into reverse repurchase agreements; or

        (e) engage in interest rate swaps, caps and floors, except that the Fund may, without obtaining the written consent described above, engage in swaps, caps and floors if; (i) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated A or A-1 or better by Moody's or Fitch; (ii) the swap, collar or floor is marked-to-market daily by the counterparty; (iii) a swap, collar or floor that is "in the money" is valued at 95% of the accrued net excess of the Fund's entitlements under such instrument over its obligations under such instrument for purposes of calculating the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the AMPS) and the Discounted Value of the Moody's Eligible Assets (if Moody's is then rating the AMPS); (iv) for swaps, caps and floors that are "out of the money," 100% of any accrued net excess of the Fund's obligations under such instrument over its entitlements under such instrument, which excess is included as a liability of the Fund for the purposes of calculating the Preferred Share Basic Maintenance Amount (if either Moody's or Fitch are then rating the AMPS); (v) the swap, cap or floor will be terminated if the Fund fails to maintain Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS) and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the AMPS) on any two consecutive Valuation Dates; and (vi) the Fund provides Fitch (if Fitch is then rating the AMPS) and Moody's (if Moody's is then rating the AMPS) subsequent notice of entering into the swap, cap or floor.

        In the event any AMPS are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

10.     REDEMPTION.

        (a)     Optional Redemption.

                (i) Subject to the provisions of subparagraph (v) of this paragraph (a), AMPS of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) unless otherwise provided in
        Section 9 of Appendix A hereto, shares of a series of AMPS are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (2) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph
        (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified in such notice ("Special Redemption Provisions").

                (ii) A Notice of Special Rate Period relating to shares of a series of AMPS for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

                (iii) If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

                (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of AMPS may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable

        Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Index Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

                (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

        (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Fund fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among AMPS and other preferred shares (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 22 days after such Cure Date, except that if the

Fund does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 22 days after such Cure Date, the Fund shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

        (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this
Section 10, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees, (ii) Fitch, if Fitch is then rating the AMPS, (iii) Moody's, if Moody's is then rating the AMPS and (iv) the Auction Agent. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 10 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 10 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

        (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.

        (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

        (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 10, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of AMPS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of AMPS so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

        (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

        (i) ONLY WHOLE AMPS MAY BE REDEEMED. In the case of any redemption pursuant to this Section 10, only whole AMPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

        (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 10, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of AMPS, and (ii) the Fund receives written notice from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such modification would not impair the ratings assigned by Moody's and Fitch to shares of AMPS.

11.     LIQUIDATION RIGHTS

        (a) RANKING. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of AMPS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

        (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Fund. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Fund.

        (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up, unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

        (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

        (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.     MISCELLANEOUS.

        (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of AMPS or additional shares of a series of AMPS (and terms relating thereto) to the series and AMPS theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.

        (b) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

        (c) NO FRACTIONAL SHARES. No fractional shares of AMPS shall be issued.

        (d) STATUS OF AMPS REDEEMED, EXCHANGED OR OTHER WISE ACQUIRED BY THE FUND. AMPS which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued preferred shares without designation as to series.

        (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.

        (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

        (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

        (h) CERTIFICATE FOR AMPS. No certificates representing shares of the AMPS will be issued unless otherwise authorized by the Board of the Fund.

                                    PART II.

1.      ORDERS.

        (a) Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

                (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                    (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                    (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                    (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

                    and

                (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

        (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                    (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                    (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (A) the number of Outstanding shares of such series specified in such Sell Order; or

                    (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of
                Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if
                (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                (iii) A Bid by a Potential Beneficial Owner or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                    (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                    (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of
                Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

        (c) No Order for any number of AMPS other than whole shares shall be valid.

        (d) A Bid by a Potential Beneficial Owner or a Potential Holder specifying a rate higher than the Maximum Rate for AMPS on the Auction Date will not be accepted.

2.      SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

        (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                (ii) the aggregate number of shares of such series that are the subject of such Order;

                (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                    (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                    (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                    (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

                (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

        (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

        (c) If an Order or Orders covering all of the outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

        (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                    (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                    (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                    (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

        (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

        (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

        (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);

                (ii) from the Submitted Orders for shares of such series whether:

                    (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

                exceeds or is equal to the sum of:

                    (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                    (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                    (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                    (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.

        (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum

Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                (ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 10 of Appendix A hereto.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

        Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

        (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

                (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

                (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

        (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph
(d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

                (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

        (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

        (d)     If, as a result of the procedures described in clause (iv) or
(v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.

        (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

        (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential

Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g) Neither the Fund, the Advisor nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.      AUCTION AGENT.

        For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

6.      TRANSFER OF AMPS.

        Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.      GLOBAL CERTIFICATE.

        Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

8.      FORCE MAJEURE.

        (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined on the previous Auction Date, provided that, if the New York Stock Exchange is closed for such reason for three or less than three consecutive Business Days, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined by auction on the first Business Day following such Auction Date.

        (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

                (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

                (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

        IN WITNESS WHEREOF, ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND has caused these presents to be signed as of July 21, 2003 in its name and on its behalf by its President and attested by its Secretary. Said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                                ADVENT CLAYMORE CONVERTIBLE
                                                SECURITIES AND INCOME FUND


                                                By:   /s/ Tracy V. Maitland
                                                   -----------------------------
                                                      Name: Tracy V. Maitland
                                                      Title: President


ATTEST:

     /s/ Rodd Baxter
     ------------------------------
     Name: Rodd Baxter
     Title: Secretary

July 21, 2003

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

                                   APPENDIX A

                                    SECTION 1

DESIGNATION AS TO SERIES.

        SERIES M7: A series of 2,150 AMPS, liquidation preference $25,000 per share, is hereby designated "Auction Market Preferred Shares, Series M7." Each of the 2,150 shares of Series M7 AMPS issued on July 24, 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of July 24, 2003; have an Applicable Rate for its Initial Rate Period equal to 1.09% per annum; have an initial Dividend Payment Date of August 5, 2003; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series M7 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series M7 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. The Series M7 AMPS shall constitute a separate series of AMPS of the Fund, and each share of Series M7 AMPS shall be identical except as provided in
Section 11 of Part I of this statement.

        SERIES T28: A series of 2,150 AMPS, liquidation preference $25,000 per share, is hereby designated "Auction Market Preferred Shares, Series T28." Each of the 2,150 shares of Series T28 AMPS issued on July 24, 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of July 24, 2003; have an Applicable Rate for its Initial Rate Period equal to 1.09% per annum; have an initial Dividend Payment Date of September 3, 2003; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series T28 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series T28 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. The Series T28 AMPS shall constitute a separate series of AMPS of the Fund, and each share of Series T28 AMPS shall be identical except as provided in
Section 11 of Part I of this statement.

                                      AAA-1

        SERIES W7: A series of 2,150 AMPS, liquidation preference $25,000 per share, is hereby designated "Auction Market Preferred Shares, Series W7." Each of the 2,150 shares of Series W7 AMPS issued on July 24, 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of July 24, 2003; have an Applicable Rate for its Initial Rate Period equal to 1.09% per annum; have an initial Dividend Payment Date of August 7, 2003; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series W7 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series W7 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. The Series W7 AMPS shall constitute a separate series of AMPS of the Fund, and each share of Series W7 AMPS shall be identical except as provided in
Section 11 of Part I of this statement.

        SERIES TH28: A series of 2,150 AMPS, liquidation preference $25,000 per share, is hereby designated "Auction Market Preferred Shares, Series TH28." Each of the 2,150 shares of Series TH28 AMPS issued on July 24, 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of July 24, 2003; have an Applicable Rate for its Initial Rate Period equal to 1.09% per annum; have an initial Dividend Payment Date of August 22, 2003; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series TH28 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series TH28 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. The Series TH28 AMPS shall constitute a separate series of AMPS of the Fund, and each share of Series TH28 AMPS shall be identical except as provided in Section 11 of Part I of this statement.

                                    SECTION 2

NUMBER OF AUTHORIZED SHARES PER SERIES.

        The number of authorized shares constituting Series M7 AMPS is 2,150.

        The number of authorized shares constituting Series T28 AMPS is 2,150.

        The number of authorized shares constituting Series W7 AMPS is 2,150.

                                      AAA-2

        The number of authorized shares constituting Series TH28 AMPS is 2,150.

                                    SECTION 3

EXCEPTIONS TO CERTAIN DEFINITIONS.

        Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

        Not applicable.

                                    SECTION 4

CERTAIN DEFINITIONS.

        For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        "APPROVED FOREIGN NATIONS" has the meaning set forth in the definition of "Fitch Eligible Assets."

        "APPROVED PRICE" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

        "DEBT SECURITIES" has the meaning set forth in paragraph (iv) of the definition of "Fitch Eligible Assets."

        "FITCH DISCOUNT FACTOR" has the meaning, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

                (i) Preferred Stock: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below.

                   PREFERRED STOCK(1)                             DISCOUNT FACTOR
------------------------------------------------------------    ------------------
AAA                                                                    130%
AA                                                                     133%
A                                                                      135%
BBB                                                                    139%
BB                                                                     154%
Not rated or below BB                                                  161%
Investment Grade DRD Preferred                                         164%

                                      AAA-3

Not rated or below Investment Grade DRD Preferred                      200%

----------
                (1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

                (ii) Corporate Debt Securities: The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

   TERM TO MATURITY OF CORPORATE DEBT
               SECURITY                               AAA        AA          A         BBB        BB          B        NR(1)
-------------------------------------------------    -----     ------      -----      -----      -----      -----     -------
1 year or less                                        106%       108%       110%       112%       130%       152%       152%
2 years or less (but longer than 1 year)              106%       108%       110%       112%       130%       152%       152%
3 years or less (but longer than 2 years)             106%       108%       110%       112%       130%       152%       152%
5 years or less (but longer than 3 years)             111%       113%       115%       117%       134%       152%       152%
7 years or less (but longer than 5 years)             114%       116%       118%       120%       136%       152%       152%
10 years or less (but longer than 7 years)            116%       118%       120%       122%       137%       152%       152%
15 years or less (but longer than 10 years)           120%       122%       124%       124%       139%       152%       152%
Greater than 15 years                                 124%       127%       129%       129%       145%       152%       152%

----------
        (1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

                The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security rated B by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a Debt Security rated CCC by Fitch shall apply to any non-Performing Debt Security with a price less than $0.90 but equal to or greater than $0.20. If a Debt Security does not have a Market

                                      AAA-4

        Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

                The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

                (iii) Convertible Securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) a conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                The Fitch Discount Factor applied to convertible securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant Treasury curve is 370%.

                If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

                (iv)    U.S. Government Securities:

          TIME REMAINING TO MATURITY                  DISCOUNT FACTOR
-----------------------------------------------     -------------------
1 year or less                                            101.5%
2 years or less (but longer than 1 year)                    103%

                                      AAA-5

3 years or less (but longer than 2 years)                   105%
4 years or less (but longer than 3 years)                   107%
5 years or less (but longer than 4 years)                   109%
7 years or less (but longer than 5 years)                   112%
10 years or less (but longer than 7 years)                  114%
15 years or less (but longer than 10 years)                 122%
20 years or less (but longer than 15 years)                 130%
25 years or less (but longer than 20 years)                 146%
Greater than 25 years                                       154%

                (v) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

                (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were such securities corporate debt securities until such securities are registered under the Securities Act.

                (vii)   MBS, asset-backed and other mortgage-backed securities:

                MBS: U.S. Government Agency (FNMA, FHLMC or GNMA) conforming mortgage-backed securities with an original stated maturity of more than 15 years shall have a discount factor of 114% and conforming mortgage-backed securities with an original stated maturity of 15 years or less shall have a discount factor of 111%.

                Asset-backed and other mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE)                                   DISCOUNT FACTOR
U.S.Treasury/agency securities (10 years or less)                                                  118%
U.S.Treasury/agency securities (greater than 10 years)                                             127%
U.S. agency sequentials (10 years or less)                                                         120%
U.S. agency sequentials (greater than 10 years)                                                    142%
U.S. agency principal only securities                                                              236%
U.S. agency interest only securities (with Market Value greater than $0.40)                        696%
U.S. agency interest only securities (with Market Value less than or equal to $0.40)               271%
AAA Lock-Out securities, interest only                                                             236%
U.S. agency planned amortization class bonds (10 years or less)                                    115%
U.S. agency planned amortization class bonds (greater than 10 years)                               136%

                                      AAA-6

AAA sequentials (10 years or less)                                                                 118%
AAA sequentials (greater than 10 years)                                                            135%
AAA planned amortization class bonds (10 years or less)                                            115%
AAA planned amortization class bonds (greater than 10 years)                                       140%
Jumbo mortgage rated AAA(1)                                                                        123%
Jumbo mortgage rated AA(1)                                                                         130%
Jumbo mortgage rated A(1)                                                                          136%
Jumbo mortgage rated BBB(1)                                                                        159%
Commercial mortgage-backed securities rated AAA                                                    131%
Commercial mortgage-backed securities rated AA                                                     139%
Commercial mortgage-backed securities rated A                                                      148%
Commercial mortgage-backed securities rated BBB                                                    177%
Commercial mortgage-backed securities rated BB                                                     283%
Commercial mortgage-backed securities rated B                                                      379%
Commercial mortgage-backed securities rated CCC or not rated                                       950%


----------
(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

                (viii) Senior Loans: The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

                       FITCH LOAN CATEGORY       DISCOUNT FACTOR
                                A                     115%
                                B                     130%
                                C                     152%
                                D                     370%

                (ix) Futures and call options: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Fund and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

                (x) Securities lending: The Fund may engage in securities lending in an amount not to exceed 15% of the Fund's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that

                                      AAA-7
        securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

                (xi) Swaps (including Total Return Swaps, Interest Rate Swaps and Credit Default Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

                If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

                    (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

                    (B) In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the outstanding AMPS.

                    (C) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap;

                    (2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and

                                      AAA-8

                    (3) The Fund will not include a Credit Default Swap as a Fitch Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket. subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

        "FITCH ELIGIBLE ASSET" shall mean:

                (i) Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five Business Days;

                (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

                (iii)   U.S. Government Securities;

                (iv) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom or other country if Fitch does not inform the Fund that including debt securities from such foreign country will adversely impact Fitch's rating of the AMPS (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada

                                      AAA-9
        or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

                (v) Preferred stocks if (i) dividends on such preferred stock are cumulative, (ii) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (iii) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (iv) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

                (vi)    asset-backed securities and MBS;

                (vii)   Rule 144A Securities;

                (viii) Interest Rate Swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap transaction or transactions is not greater than the liquidation preference of the AMPS originally issued

                (ix) swaps, including total return and Credit Default Swaps entered into according to ISDA;

                (x)     Senior Loans; and

                (xi) Unrated debt securities issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; (3) is current on all preferred stock dividends;

                                     AAA-10

                (xii)   Fitch Hedging Transactions; and

                (xiii)  Convertible securities.

        Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS.

        Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

        Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Fund by its investment advisor, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

        Fitch diversification limitations: Portfolio holdings as described above must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

        SECURITY RATED              MAXIMUM SINGLE           MAXIMUM SINGLE         MINIMUM ISSUE SIZE
           AT LEAST                    ISSUER(1)            INDUSTRY(1),(2)          ($ IN MILLION)(3)
        AAA                              100%                     100%                    $ 100
        AA-                               20                       75                       100
        A-                                10                       50                       100
        BBB-                               6                       25                       100
        BB-                                4                       16                        50
        B-                                 3                       12                        50
        CCC                                2                        8                        50

                                     AAA-11

----------
        (1) Percentages represent a portion of the aggregate Market Value of corporate debt securities.
        (2) Industries are determined according to Fitch's Industry Classifications, as defined herein.
        (3)     Preferred stock has a minimum issue size of $50 million.

        If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Diversification Limitations (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used).

        "FITCH EXPOSURE PERIOD" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

        "FITCH GENERAL PORTFOLIO REQUIREMENTS" means that the Fund's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Fitch Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

        "FITCH HEDGING TRANSACTIONS" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds, subject to the following limitations:

                (i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

                                     AAA-12

                (ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

                    (A) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AAA by S&P); or

                    (B) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the
                Fund);

                (iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

                (iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

        "FITCH INDUSTRY CLASSIFICATIONS" shall mean, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

                Aerospace & Defense
                Automobiles
                Banking, Finance & Real Estate
                Broadcasting & Media
                Building & Materials
                Cable
                Chemicals
                Computers & Electronics
                Consumer Products
                Energy
                Environmental Services
                Farming & Agriculture
                Food, Beverage & Tobacco

                                     AAA-13

                Gaming, Lodging & Restaurants
                Healthcare & Pharmaceuticals
                Industrial/Manufacturing
                Insurance
                Leisure & Entertainment
                Metals & Mining
                Miscellaneous
                Paper & Forest Products
                Retail
                Sovereign
                Supermarkets & Drug Stores
                Telecommunications
                Textiles & Furniture
                Transportation
                Utilities
                Structured Finance Obligations
                Packaging and Containers
                Business Services

        The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

        "FITCH LOAN CATEGORY" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

                (i) "Fitch Loan Category A" means Performing Loans which have a Market Value or an Approved Price greater than or equal to $0.90;

                (ii) "Fitch Loan Category B" means: (A) Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Loans which have a Market Value or an Approved Price greater than or equal to $0.85;

                (iii) "Fitch Loan Category C" means: (A) Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C) Performing Loans without an Approved Price rated BB-or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of

                                     AAA-14

        AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used);

                (iv) "Fitch Loan Category D" means Loans not described in any of the foregoing categories.

                Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

        "MOODY'S DISCOUNT FACTOR" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Moody's.

                (i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                        MOODY'S RATING CATEGORY
     TERM TO MATURITY OF
     CORPORATE DEBT SECURITY                        Aaa     Aa         A        Baa       Ba         B       UNRATED(1)
     -----------------------                        ---     --         -        ---       --         -       ----------
     1 year or less                                 109%    112%      115%      118%     137%       150%        250%
     2 years or less (but longer than 1 year)       115     118       122       125      146        160         250
     3 years or less (but longer than 2 years)      120     123       127       131      153        168         250
     4 years or less (but longer than 3 years)      126     129       133       138      161        176         250
     5 years or less (but longer than 4 years)      132     135       139       144      168        185         250
     7 years or less (but longer than 5 years)      139     143       147       152      179        197         250
     10 years or less (but longer than 7 years)     145     150       155       160      189        208         250
     15 years or less (but longer than 10 years)    150     155       160       165      196        216         250
     20 years or less (but longer than 15 years)    150     155       160       165      196        228         250
     30 years or less (but longer than 20 years)    150     155       160       165      196        229         250
     Greater than 30 years                          165     173       181       189      205        240         250

----------
        (1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's,

                                     AAA-15

        S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P and Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

                The Moody's Discount Factors presented in the immediately preceding table will also apply to Moody's Eligible Assets that are FHLB, FNMA and FFCB Debentures and to rated TRACERs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER. The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 110% for purposes of calculating the Discounted Value of such securities.

                (ii) Preferred stock: The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 155%; (B) for preferred stocks of industrial and financial issuers, 197%; and (C) for auction rate preferred stocks, 350%.

                (iii) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and
        (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

                (iv)    U.S. Government Securities and U.S. Treasury Strips:

                                                         U.S. GOVERNMENT SECURITIES      U.S. TREASURY STRIPS
        REMAINING TERM TO MATURITY                            DISCOUNT FACTOR             DISCOUNT FACTOR
        --------------------------                      --------------------------      --------------------
        1 year or less                                            107%                            107%
        2 years or less (but longer than 1 year)                  113                             115
        3 years or less (but longer than 2 years)                 118                             121
        4 years or less (but longer than 3 years)                 123                             128
        5 years or less (but longer than 4 years)                 128                             135
        7 years or less (but longer than 5 years)                 135                             147
        10 years or less (but longer than 7 years)                141                             163
        15 years or less (but longer than 10 years)               146                             191
        20 years or less (but longer than 15 years)               154                             218
        30 years or less (but longer than 20 years)               154                             244

                (v) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to

                                     AAA-16
        registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

                (iv) Bank Loans: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in the table below opposite such Moody's Loan Category:

                            MOODY'S LOAN CATEGORY     DISCOUNT FACTOR
                            ---------------------     ---------------
                                      A                    118%
                                      B                    137%
                                      C                    161%
                                      D                    222%
                                      E                    222%

                (vii) Asset-backed and mortgage-backed securities: The Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

        REMAINING TERM TO MATURITY                       CASH FLOW RETAINED     CASH FLOW EXCLUDED
        --------------------------                       ------------------     ------------------
        3 years or less                                         133%                    141%
        7 years or less (but longer than 3 years)               142                     151
        10 years or less (but longer than 7 years)              158                     168
        20 years or less (but longer than 10 years)             174                     185

                The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

        COUPON            CASH FLOW RETAINED           CASH FLOW EXCLUDED
        ------            ------------------           ------------------
        5%                       166%                          173%
        6%                       162                           169
        7%                       158                           165
        8%                       154                           161
        9%                       151                           157
        10%                      148                           154
        11%                      144                           154
        12%                      142                           151
        13%                      139                           148
        adjustable               165                           172

                                     AAA-17

        The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).

                The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

        COUPON                     CASH FLOW RETAINED           CASH FLOW EXCLUDED
        ------                     ------------------           ------------------
        5%                                172%                          179%
        6%                                167                           174
        7%                                163                           170
        8%                                159                           165
        9%                                155                           161
        10%                               151                           158
        11%                               148                           157
        12%                               145                           154
        13%                               142                           151
        adjustable                        170                           177

                (viii) Municipal debt obligations: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below (provided that, except as provided in the following table, any municipal obligation (excluding any short-term municipal obligation) not rated by Moody's but rated by S&P shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating):

            EXPOSURE PERIOD       Aaa(1)      Aa(1)      A(1)      Baa(1)    OTHER(2)    (V)MIG-1(3)      SP-1+(4)     UNRATED(5)
            ---------------       ------      -----      ----      ------    --------    -----------      --------     ----------
         7 weeks                   151%       159%       166%       173%       187%          136%           148%          225%

         8 weeks or less but       154        161        168        176        190           137            149           231
         greater than seven
         weeks

         9 weeks or less but       158        163        170        177        192           138            150           240
         greater than eight
         weeks

----------
        (1)     Moody's rating.
        (2) Municipal debt obligations not rated by Moody's but rated BBB by S&P.
        (3) Municipal debt obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
        (4) Municipal debt obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

                                     AAA-18

        (5) Municipal debt obligations rated less than Baa3 or not rated by Moody's and less than BBB or not rated by S&P, not to exceed 10% of Moody's Eligible Assets.

                (ix) Structured Notes: The Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph
        (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (iii) under this definition.

                (x)     Convertible Securities:

                    (A)   Convertible Bonds:

                                          MOODY'S RATING CATEGORY
                                          -----------------------
                                                                          UNR-
INDUSTRY CATEGORY         Aaa      Aa      A      Baa     Ba       B      ATED
-----------------         ---     ---     ---     ---     ---     ---     ----
Utility                   162%    167%    172%    188%    195%    199%    300%
Industrial                256%    261%    266%    282%    290%    293%    300%
Financial                 233%    238%    243%    259%    265%    270%    300%
Transportation            250%    265%    275%    285%    290%    295%    300%

                (xi) Upon conversion to Common Stock, the Discount Factor of 350% will be applied to the Common Stock holdings.

        "MOODY'S ELIGIBLE ASSETS" means:

                (i) Cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

                (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper

                                     AAA-19
        rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

                (iii)   U.S. Government Securities and U.S. Treasury Strips;

                (iv)    Rule 144A Securities;

                (v)     Senior Loans and other Bank Loans approved by Moody's;

                (vi) Common stocks (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Fund; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

                (vii) Corporate debt securities if (A) such securities are rated Caa or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such

                                     AAA-20
        issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

                Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least Caa by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language;

                (viii) Convertible bonds, provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of Caa or better, or an S&P rating of CCC or better, (B) the common stock must be traded on the NYSE, AMEX, or NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month, and (F) synthetic convertibles are excluded from asset eligibility;

        CONVERTIBLE BONDS DIVERSIFICATION GUIDELINES

                       MAXIMUM SINGLE    MAXIMUM SINGLE   MAXIMUM SINGLE
            TYPE        ISSUER (%)(1)      INDUSTRY (%)      STATE (%)
        ------------   --------------    --------------   --------------
        Utility               4                 50               7(2)

        Other                 6                 20             n/a

----------
        (1) Percentage represent a portion of the aggregate market value and number of outstanding shares of the convertible stock portfolio.

                                     AAA-21

        (2) Utility companies operating in more than one state should be diversified according to the state in which they generate the largest part of their revenues. Publicly available information on utility company revenues by state is available from the Uniform Statistical Report (USR) or the Federal Energy Regulation commission (FERC).

                (ix) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

                (x)     Asset-backed and mortgage-backed securities:

                    (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA by S&P, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Fund and (3) the expected average life of the securities is not greater than 4 years;

                    (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Fund (1) has been rated Aaa by Moody's or AAA by S&P, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

                    (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with

                                     AAA-22
                original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and
                (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

                    (D) Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

                    (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC - Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

                    (F)   Private-placement mortgage pass-throughs provided that
                (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

                    (G) Whole loans (e.g., direct investments in mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences,
                (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or

                                     AAA-23

                FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause
                (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%,
                (d) the maximum life-time interest rate increase is 6.25% and
                (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; (6) for "teaser" loans,
                (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

                (xi) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;

                (xii)   Structured Notes and rated TRACERs; and

                (xiii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions

                                     AAA-24
        on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the Preferred Shares.

        In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                           MAXIMUM SINGLE           MAXIMUM SINGLE          MINIMUM ISSUE SIZE
         RATINGS(1)                         ISSUER(2),(3)           INDUSTRY(3),(4)          ($ IN MILLION)(5)
         ---------                         --------------           ---------------         ------------------
         Aaa                                   100%                      100%                      $ 100
         Aa                                     20                        60                         100
         A                                      10                        40                         100
         Baa                                     6                        20                         100
         Ba                                      4                        12                          50(6)
         B1-B2                                   3                         8                          50(6)
         B3 or below                             2                         5                          50(6)

----------

        (1) Refers to the preferred stock and senior debt rating of the portfolio holding.
        (2) Companies subject to common ownership of 25% or more are considered as one issuer.
        (3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.
        (4) Industries are determined according to Moody's Industry Classifications, as defined herein.
        (5) Except for preferred stock, which has a minimum issue size of $50 million.
        (6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

                Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

                Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Fund in connection with an outstanding derivative transaction.

                                     AAA-25

                "MOODY'S EXPOSURE PERIOD" means the period commencing on a given Valuation Date and ending 49 days thereafter.

                "MOODY'S HEDGING TRANSACTIONS" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

                (i) the Fund will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

                    (A) Outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

                    (B) Outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund;

                (ii) The Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

                    (A) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or

                    (B) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 50% of the aggregate Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P);

                (iii) The Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund;

                                     AAA-26

                (iv) The Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

                (v) The Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

                (vi) The Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

                (vii) The Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Fund Preferred shares Basic Maintenance Amount.

        "MOODY'S INDUSTRY CLASSIFICATIONS" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the AMPS):

        1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

        2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

        3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

        4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

        5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

                                     AAA-27

        6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

        7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

        8.   Personal and Non-Durable Consumer Products (Manufacturing Only):
             Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

        9.   Diversified/Conglomerate Manufacturing

        10.  Diversified/Conglomerate Service

        11.  Diversified Natural Resources, Precious Metals and Minerals:
             Fabricating, Distribution

        12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

        13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

        14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

        15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

        16.  Grocery: Grocery Stores, Convenience Food Stores

        17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

        18.  Home and Office Furnishings, Housewares, and Durable Consumer
             Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

        19.  Hotels, Motels, Inns and Gaming

        20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

        21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy

                                     AAA-28

             Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

        22.  Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
             Industrial, Machine Tools, Steam Generators

        23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

        24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

        25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

        26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

        27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

        28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

        29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

        30.  Personal Transportation: Air, Bus, Rail, Car Rental

        31.  Utilities: Electric, Water, Hydro Power, Gas

        32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

        The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Fund considers necessary.

        "MOODY'S LOAN CATEGORY" means the following five categories (and, for purposes of this categorization, the Market Value of a Moody's Eligible Asset trading at par is equal to $1.00):

                (i) "Moody's Loan Category A" means Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

                                     AAA-29

                (ii) "Moody's Loan Category B" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

                (iii) "Moody's Loan Category C" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85.

                (iv) "Moody's Loan Category D" means Senior Loans which have a Market Value or an Approved Price less than $0.75.

                (v) "Moody's Loan Category E" means non-Senior Loans which have a Market Value or an Approved Price.

        Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

        "MONEY MARKET FUND" is a registered investment company eligible to price its redeemable securities in accordance with Rule 2a-7 under the Investment Company Act.

        "OTHER RATING AGENCY" means any Rating Agency other than Moody's or Fitch then providing a rating for the AMPS pursuant to the request of the Fund.

        "OTHER RATING AGENCY ELIGIBLE ASSETS" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of AMPS.

        "PERFORMING" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

        "RATING AGENCY" shall mean a nationally recognized statistical rating organization ("NRSRO").

        "REORGANIZATION BONDS" has the meaning set forth under the definition of "Fitch Eligible Assets."

        "RULE 144A SECURITIES" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment advisor acting pursuant to procedures approved by the Board of Trustees of the Fund.

                                     AAA-30

        "SHORT-TERM MONEY MARKET INSTRUMENT" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term of maturity thereof is not in excess of 180 days:

                (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                (iii)   overnight funds;

                (iv)    U.S. Government Securities;

                (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA-from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided, further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the
        Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes; and

                                     AAA-31

                (vi)    Money Market Funds.

        "U.S. GOVERNMENT AGENCIES" means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association
(FNMA) and the Farm Credit System.

        "U.S. GOVERNMENT OBLIGATIONS" means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitle to the full faith and credit of the United States government and provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:

                (i) If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;

                (ii) The trustee thereunder ("USGO Trustee") must have a first, perfected security interest in the underlying collateral;

                (iii) The underlying collateral must be free and clear of third-party claims;

                (iv) The underlying collateral must be registered in the name of the USGO Trustee;

                (v) Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;

                (vi) Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and

                (vii) Over-collateralization levels do not apply to zero-coupon Treasuries.

                                    SECTION 5

INITIAL RATE PERIODS.

        The Initial Rate Period for shares of Series M7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding August 5, 2003.

        The Initial Rate Period for shares of Series T28 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding September 3, 2003.

        The Initial Rate Period for shares of Series W7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding August 7, 2003.

                                     AAA-32

        The Initial Rate Period for shares of Series TH28 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding August 22, 2003.

                                    SECTION 6

DATE FOR PURPOSES OF THE DEFINITION OF "ANNUAL VALUATION DATE" CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.

        October 31, 2003

                                    SECTION 7

DIVIDEND PAYMENT DATES.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series M7 AMPS, for the Initial Rate Period on August 5, 2003, and on each Tuesday thereafter.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series T28 AMPS, for the Initial Rate Period on September 3, 2003, and on each Wednesday thereafter.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series W7 AMPS, for the Initial Rate Period on August 7, 2003, and on each Thursday thereafter.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series TH28 AMPS, for the Initial Rate Period on August 22, 2003, and on each Friday thereafter.

                                    SECTION 8

AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c) (i) OF SECTION 4 OF PART I OF THIS STATEMENT.

        $215,000,000

                                    SECTION 9

REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

        Not applicable.

                                     AAA-33

                                   SECTION 10

APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH (b) (iii) OF SECTION 3 OF PART II OF THIS STATEMENT.

        For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to 90% of the Reference Rate.

                                   SECTION 11

CERTAIN RESTRICTIONS AND REQUIREMENTS

        See "Moody's Hedging Transactions" and "Fitch Hedging Transactions" in
Section 4 of this Appendix A.

                                     AAA-34

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

       STANDARD & POOR'S CORPORATION - A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

       An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

       The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       The ratings are based, in varying degrees, on the following considerations:

       1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       2.    Nature of and provisions of the obligation; and

       3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

       Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

       The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

R The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

       An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

       Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

       A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

       MOODY'S INVESTORS SERVICE, INC.-A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

       The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer.

Aa Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

       Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

       Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

       (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

       Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

       Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       -  Leading market positions in well-established industries.
       -  High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       - Well-established access to a range of financial markets and assured sources of alternate liquidity.
       Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

       Issuers rated Not Prime do not fall within any of the Prime rating categories.

       FITCH IBCA, INC.-A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,
DD,
and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

       Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

       A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D      Default. Denotes actual or imminent payment default.

NOTES:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.